SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 100	☒

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 101	☒

THE HUNTINGTON FUNDS

(Exact name of Registrant as Specified in Charter)

2960 North Meridian Street, Suite 300

Attn: Huntington Funds Officer

Indianapolis, IN 46208

(Address of Principal Executive Offices)

1-800-544-8347

(Registrant’s Telephone Number)

Jay S. Fitton, Esq.

The Huntington National Bank

3805 Edwards Road

Cincinnati, OH 45209

(Name and address of Agent for service)

(Notices should be sent to the Agent for Service)

Copies to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, DC 20006

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Huntington Funds

FEBRUARY 28, 2014

CLASS A SHARES
CLASS C SHARES
INSTITUTIONAL SHARES

The Huntington FundsTable of Contents

Fund Summaries

3	Huntington Income Generation Fund

3	Investment Objective

3	Fees and Expenses

4	Portfolio Turnover

4	Principal Investment Strategy

5	Principal Investment Risks

7	Performance: Bar Chart for Class C Shares and Average Annual Total Return Table

8	Investment Advisor and Portfolio Managers

8	Purchasing and Redeeming Shares

8	Tax Information

8	Payments to Broker-Dealers and Other Financial Intermediaries

9	Huntington World Income Fund

9	Investment Objective

9	Fees and Expenses

10	Portfolio Turnover

10	Principal Investment Strategy

11	Principal Investment Risks

13	Performance: Bar Chart for Institutional Shares and Average Annual Total Return Table

14	Investment Advisor and Portfolio Managers

14	Purchasing and Redeeming Shares

14	Tax Information

14	Payments to Broker-Dealers and Other Financial Intermediaries

15	Principal Investment Strategies and Risks

15	Overview

16	Huntington Income Generation Fund

27	Huntington World Income Fund
Shareholder Information

37	Choosing a Share Class

37	Distribution and Service Plans

38	Distribution Plan (Rule 12b-1 Fees)

39	Sales Charges

41	Pricing Shares

43	Purchasing Shares

44	Exchanging Shares

46	Redeeming Shares

47	Frequent Trading Policies

48	Portfolio Holdings Information
More About the Huntington Funds

49	Management of the Trust

50	Fees Paid To Advisor and Affiliates

50	Advisory Services

51	Dividends and Distributions

51	Tax Consequences

52	Financial Information

1

Fund Summary

Huntington Income Generation Fund

Fund Summary

Investment Objective	The Fund seeks to maximize current income while attempting to minimize volatility.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section at page 39 of this prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares
Management Fees	0.10%	0.10%

Distribution (12b-1) Fees	0.25%	1.00%

Other Expenses (includes a shareholder services fee of 0.25% applicable to Class A Shares only)	4.83%	4.58%

Acquired Fund Fees and Expenses	1.01%	1.01%

Total Annual Fund Operating Expenses	6.19%	6.69%

Fee Waivers and/or Expense Reimbursements(2)	(4.70)%	(4.70)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.49%	1.99%

(1)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(2)

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.48% and 0.98% of the Class A Shares and Class C Shares daily net assets, respectively, through February 27, 2015. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor will not cause the Fund’s total annual fund operating expenses to fall below the stated expense caps.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and expenses were capped for the first year in each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$619	$1,826	$3,003	$5,827
Class C Shares	$300	$1,642	$2,938	$5,993

3

Fund Summary

Huntington Income Generation Fund

continued

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its objective by investing exclusively in a combination of underlying Huntington Funds, as well as unaffiliated mutual funds and ETFs, (the “Underlying Funds”); with an asset allocation target range of 70% Income and 30% Equity, and may include up to 15% in Money Market instruments in order to meet the Fund’s investment objectives. The Advisor allocates the Income portion of the Fund’s portfolio to Underlying Funds based on the Advisor’s interest rate and fixed income forecasts and its analysis of credit quality, sector emphasis and the duration of the portfolio. The portfolio may include a weighting to funds employing an asset allocation strategy designed to maximize current income by investing in income producing dividend-paying equities of any market capitalization, domestic and foreign bonds, bond exchange-traded funds and derivatives. The Equity portion of the Fund’s portfolio is significantly weighted to large-cap domestic equities and may also include weightings to international, mid-cap and small-cap equities.

Utilizing optimization software and both internal and external research, the Advisor analyzes the economy and the capital markets to determine the optimal allocations to the Underlying Funds with consideration of the applicable risks. The Advisor reviews the allocations to Underlying Funds within the stated targets on an ongoing basis and adjusts them based on the analysis of current research and macroeconomic factors. Variations in the Equity and Income asset allocation targets are permitted up to 20% in either direction. Although variations beyond the 20% range are generally not permitted, the Advisor may determine in light of market or economic conditions that the normal percentage limitations should be exceeded as a temporary defensive position to protect the Fund or to help achieve its goal.

The Fund utilizes an asset allocation strategy designed to maximize current income while attempting to minimize volatility. The Fund’s investment in the Underlying Funds will provide exposure to the following major asset classes: (1) dividend-paying equities of any market capitalization, (2) domestic and foreign bonds, (3) bond exchange-traded funds (“Bond ETFs”) and (4) derivatives. The Underlying Funds may also provide the Fund exposure to securities issued by U.S. and foreign governments and companies and in securities denominated in foreign currencies. The Fund will generally have varying levels of investment in each of the different asset classes as discussed above.

The Underlying Funds as a group hold a wide range of equity type securities. These include (but are not limited to) small-, mid- and large-capitalization stocks; domestic and foreign securities (including emerging market securities); and sector holdings, such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying Funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic and international securities.

The Underlying Funds may use derivatives to directly hedge the then existing risks and exposures of the Fund up to the notional value of the underlying instruments in the Fund being hedged. Derivatives purchased for other purposes, such as to generate income or enhance returns, are limited to 15% of the Fund’s total assets as measured by notional value. The Underlying Funds may invest in derivative instruments such as options on securities, futures contracts and similar instruments.

4

Fund Summary

Huntington Income Generation Fund

continued

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks of the Fund will directly correspond to the risks of the Underlying Funds in which it invests. These risks will vary depending upon how the assets are allocated among the Underlying Funds. Certain risks associated with investing in the Underlying Funds are described in this section. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Active Trading Risk. Each Underlying Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Advisor’s Potential Conflict Risk. Because the Advisor is primarily responsible for managing both the Fund and each Underlying Fund, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds.

Allocation Risk. Because the Fund must allocate its assets among each of three asset classes, the Fund has less flexibility in its investment strategy than other funds which may invest all of their assets in a single asset class.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Class/Sector/Region Focus Risk. If an Underlying Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Underlying Fund.

Counterparty Risk. The counterparty to an OTC derivatives contract, the borrower of the Fund’s securities under a securities lending contract or a guarantor of a fixed income security held by the Fund may be unable or unwilling to honor its obligations under the contract or guarantee, which would cause the Fund to lose money.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Derivative Contracts and Hybrid Instruments Risk. Derivatives contracts and hybrid instruments involve risks different from, and possibly greater than, traditional investments, including valuation and tax issues, increased potential for losses and/or costs to the Fund, and interest rate, credit, currency, liquidity and leverage risks.

Emerging Markets Risk. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds Risk. Like a conventional mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

5

Fund Summary

Huntington Income Generation Fund

continued

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment/Currency Risk. Foreign economic, political or regulatory conditions may be less favorable than those of the United States. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Hedging Risk. When a derivative contract is used as a hedge against an opposite position that the Fund holds, any loss on an underlying security (or position) should be substantially offset by gains on the hedged investment, and vice versa. Because it may not always be possible to perfectly offset one position with another, there is no assurance that the Fund’s hedging transactions will be effective.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Investment Style Risk. The type of securities in which the Fund invests may underperform other assets or the overall market.

Leverage Risk. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Management Risk. The risk that a strategy used by the Underlying Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Non-Investment Grade Securities Risk. Fixed income securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Portfolio Turnover Risk. The Underlying Funds may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Real Estate/REIT Risk. The Underlying Funds’ investment in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

6

Fund Summary

Huntington Income Generation Fund

continued

Performance: Bar Chart for Class C Shares and Average Annual Total Return Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class C Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.

The annual returns in the bar chart which follows are for the Class C Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

Class A Shares commenced operations on January 2, 2014, and have not been operational for a full calendar year. Class C Shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the classes have different expenses.

Updated performance information will be available at www.huntingtonfunds.com, or by calling 800-253-0412.

Risk/Return Bar Chart	Best Quarter Worst Quarter	Q1 2013 Q2 2013	4.50 (2.14	% )%

Average Annual Total Return Table (for the periods ended December 31, 2013)

	1 Year	Since Class Inception*
Income Generation Fund — Class C Shares (with 1.00% maximum deferred sales charge)
Returns before taxes	7.13%	5.21%
Returns after taxes on distributions(1)	4.88%	3.25%
Returns after taxes on distributions and sales of Class C Shares(1)	4.11%	3.15%
Income Generation Fund — Class A Shares (with 4.75% sales charge)
Returns before taxes	**	**
Bank of America Merrill Lynch Global Broad Market Index (reflects no deduction for fees, expenses or taxes)(2)	(2.65)%	(1.23)%
Income Generation Indices Blend (reflects no deductions for fees, expenses or taxes)(3)	10.08%	10.42%

(1)

After tax returns are calculated assuming the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund

7

Fund Summary

Huntington Income Generation Fund

continued

distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
(2)

The Bank of America Merrill Lynch Global Broad Market Index tracks the performance of investment grade debt publicly issued in the major domestic and Eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities.

(3)

The Income Generation Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings: MSCI ACWI (50%) and Bank of America Merrill Lynch Global Broad Market Index (50%). MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. This custom blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

*	Since August 31, 2012.
**	Class A Shares commenced operations on January 2, 2014, and information regarding annual returns will be available when the Fund has been in operation a full calendar year. Class C Shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the classes have different expenses.

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Huntington Asset Advisors, Inc. The Fund is managed by B. Randolph “Randy” Bateman, President and Chief Investment Officer of the Advisor and Kirk Mentzer, Senior Vice President and Director of Investment Research of the Advisor. Mr. Bateman has served as Portfolio Manager of the Fund since inception and Mr. Mentzer has served as Portfolio Manager of the Fund since 2014.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A and Class C Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50. For Class A and Class C Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Fund at 800-253-0412; by check payable to the Huntington Income Generation Fund and applicable Share class (for example, Huntington Income Generation Fund Class A Shares) (Mail to The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (please call the Fund at 800-253-0412 for wire instructions). You may redeem your Shares on any business day when both the Federal Reserve Bank and the New York Stock Exchange are open by telephone at 800-253-0412, or by calling your Investment Professional; or by mail at the Huntington Funds address above. You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

8

Fund Summary

Huntington World Income Fund

Fund Summary

Investment Objective	The Fund seeks to maximize current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section at page 39 of this prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None

Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.50%	0.50%	0.50%

Distribution (12b-1) Fees	None	0.25%	1.00%

Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	0.94%	0.94%	0.69%

Acquired Fund Fees and Expenses	0.33%	0.33%	0.33%

Total Annual Fund Operating Expenses	1.77%	2.02%	2.52%

Fee Waivers and/or Expense Reimbursements(2)	(1.03)%	(1.03)%	(1.03)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.74%	0.99%	1.49%

(1)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(2)

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.41%, 0.66% and 1.16% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through February 27, 2015. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor will not cause the Fund’s total annual fund operating expenses to fall below the stated expense caps.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and expenses were

9

Fund Summaries

Huntington World Income Fund

continued

capped for the first year in each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$76	$457	$863	$1,999
Class A Shares	$571	$983	$1,421	$2,633
Class C Shares	$250	$779	$1,335	$2,850

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategy

The Fund utilizes an asset allocation strategy designed to maximize current income. In pursuit of this strategy, the Advisor primarily allocates the Fund’s assets among the following major asset classes: (1) dividend-paying equities of any market capitalization, (2) domestic and foreign bonds, (3) bond exchange-traded funds (“Bond ETFs”), and (4) derivatives. The Fund may invest in securities issued by U.S. and foreign governments and companies and in securities denominated in foreign currencies. The allocation among the different asset classes is based solely on the Advisor’s assessment of the most effective way for the Fund to meet its investment objective with consideration of the applicable risks. The Fund will generally have varying levels of investment in each of the different asset classes as discussed below.

The Fund will maintain a portion of its assets in U.S. securities at all times, with a goal of investing a minimum of 25% of its total assets in U.S. securities. The Advisor normally allocates the Fund’s investments across different countries and regions, including emerging markets, and will invest in a minimum of three countries at all times. Under normal market conditions, the Fund will invest at least 30% of total assets in the securities of issuers based outside of the United States, unless market conditions are not deemed favorable by the Advisor. However, the Fund will not invest more than 30% of its total assets in any one country, except for the United States.

With respect to dividend-paying equities, the Fund will primarily invest in dividend-paying common stock, preferred stock, Canadian Royalty Trusts, master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”). A Canadian Royalty Trust is a type of corporation usually involved in oil and gas production or mining. Generally, the profits of a Canadian Royalty Trust are not taxed at the corporate level provided that a certain high percentage (e.g. 90%) of profits are distributed to shareholders as dividends. The dividends are then taxed as personal income.

With respect to fixed income securities, the Fund will primarily invest in domestic and foreign bonds and Bond ETFs. The Fund has no maturity restrictions on the fixed income securities in which it invests. The percentage allocation of the fixed income portion of the Fund will shift between foreign bonds and domestic bonds when, in the opinion of the Advisor, one or the other offers more advantageous yields. The Fund’s Bond ETF investments are limited to 10% of the Fund’s total assets, including 5% of total assets in “Ultrashort” ETFs, including Ultrashort ETFs which track U.S. Treasuries. In addition, the Fund may invest up to 10% of its total assets in non-investment grade fixed income securities (also known as junk bonds), which are securities that at the time of purchase are not rated in one of the four highest categories by a U.S. nationally recognized statistical rating organization (or, if unrated, are determined by the Advisor not to be of a quality comparable to a security rated within the four highest rating categories.)

The Advisor may invest in derivatives for hedging and non-hedging purposes. The Fund may use derivatives to directly hedge the then existing risks and exposures of the Fund up to the notional value of the underlying

10

Fund Summaries

Huntington World Income Fund

continued

instruments in the Fund being hedged. Derivatives purchased for other purposes, such as to generate income or enhance returns, are limited to 15% of the Fund’s total assets as measured by notional value. The Fund may invest in derivative instruments such as options, futures and similar instruments.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Class/Sector/Region Focus Risk. When the Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk.

Counterparty Risk. The counterparty to an OTC derivatives contract, the borrower of the Fund’s securities under a securities lending contract or a guarantor of a fixed income security held by the Fund may be unable or unwilling to honor its obligations under the contract or guarantee, which would cause the Fund to lose money.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Derivative Contracts and Hybrid Instruments Risk. Derivatives contracts and hybrid instruments involve risks different from, and possibly greater than, traditional investments, including valuation and tax issues, increased potential for losses and/or costs to the Fund, and interest rate, credit, currency, liquidity and leverage risks.

Emerging Markets Risk. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds Risk. Like a conventional mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment/Currency Risk. Foreign economic, political or regulatory conditions may be less favorable than those of the United States. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Hedging Risk. When a derivative contract is used as a hedge against an opposite position that the Fund holds, any loss on an underlying security (or position) should be substantially offset by gains on the hedged investment, and vice versa. Because it may not always be possible to perfectly offset one position with another, there is no assurance that the Fund’s hedging transactions will be effective.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Investment Style Risk. The type of securities in which the Fund invests may underperform other assets or the overall market.

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Fund Summaries

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continued

Leverage Risk. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Non-Investment Grade Securities Risk. Fixed income securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Portfolio Turnover Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Real Estate/REIT Risk. The Fund’s investment in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

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continued

Performance: Bar Chart for Institutional Shares and Average Annual Total Return Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.

The annual returns in the bar chart which follows are for the Institutional Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

Class C Shares commenced operations on January 2, 2014, and have not been operational for a full calendar year. Institutional Shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the classes have different expenses.

Updated performance information will be available at www.huntingtonfunds.com, or by calling 800-253-0412.

Risk/Return Bar Chart	Best Quarter Worst Quarter	Q1 2012 Q2 2013	4.54 (3.60	% )%

Average Annual Total Return Table (for the periods ended December 31, 2013)

	1 Year	Since Class Inception*
World Income Fund — Institutional Shares
Returns before taxes	5.71%	0.33%
Returns after taxes on distributions(1)	2.95%	(1.49)%
Returns after taxes on distributions and sales of Institutional Shares(1)	3.42%	(0.17)%
World Income Fund — Class A Shares (with 4.75% sales charge)
Returns before taxes	0.28%	(1.72)%
World Income Fund — Class C Shares	**	**
Bank of America Merrill Lynch Global Broad Market Index (reflects no deduction for fees, expenses or taxes)(2)	(2.65)%	1.21%
World Income Indices Blend (reflects no deduction for fees, expenses or taxes)(3)	10.08%	4.56%

(1)

After tax returns are calculated assuming the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund

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continued

distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
(2)

The Bank of America Merrill Lynch Global Broad Market Index tracks the performance of investment grade debt publicly issued in the major domestic and Eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities.

(3)

The World Income Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings: MSCI ACWI (50%) and Bank of America Merrill Lynch Global Broad Market Index (50%). MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. This custom blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

*	Since May 1, 2011.
**	Class C Shares commenced operations on January 2, 2014, and information regarding annual returns will be available when the Fund has been in operation a full calendar year. Institutional Shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the classes have different expenses.

Investment Advisor and Portfolio Managers

The Fund’s Advisor is Huntington Asset Advisors, Inc. The Fund is team managed by Paul Attwood, Senior Vice President of the Advisor; Randy Bateman, President and Chief Investment Officer of the Advisor; Chip Hendon, Vice President and Senior Portfolio Manager for the Advisor; and Ronald Weiner, Vice President and Senior Portfolio Manager with the Advisor. Each member of the team has managed the portfolio since its inception.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Fund at 800-253-0412; by check payable to the Huntington World Income Fund and applicable Share class (for example, Huntington World Income Fund Class A Shares) (Mail to The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (please call the Fund at 800-253-0412 for wire instructions). You may redeem your Shares on any business day when both the Federal Reserve Bank and New York Stock Exchange are open by telephone at 800-253-0412, or by calling your Investment Professional; or by mail at the Huntington Funds address above. You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Principal Investment Strategies and Risks

Each Fund is a mutual fund that issues shares. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Huntington National Bank, its affiliates or any bank. It is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own. Unless otherwise noted, each Fund’s investment objective is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding Shares. Unless otherwise noted, each Fund’s investment strategies are not fundamental and may be changed by the Trust’s Board of Trustees (“Trustees”).

The portfolio manager invests each Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A portfolio manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

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Principal Investment Strategies and Risks

Huntington Income Generation Fund

Additional Investment Strategies	The Fund utilizes an asset allocation strategy designed to maximize current income while attempting to minimize volatility. The Fund seeks to achieve this objective by investing in a combination of the following Underlying Huntington Funds: Huntington World Income Fund and Huntington Dividend Capture Fund. In addition to, and including, the Funds stated above, the Fund may also invest in any of the following Underlying Huntington Equity Funds: Huntington Disciplined Equity Fund, Huntington Global Select Markets Fund, and Huntington Real Strategies Fund; and in the following Underlying Huntington Income Funds: Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Mortgage Securities Fund, and Huntington Short/Intermediate Fixed Income Securities Fund. In addition, the Fund may invest in unaffiliated mutual funds and ETFs. In addition to the Underlying Funds described herein, the Fund may also invest in the securities described below.

The Underlying Funds may hold Inflation-Protected Securities (“IPS”) issued by U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations that are structured to provide protection against inflation, and other fixed income securities that historically have provided protection against inflation. The Fund and Underlying Funds will hold IPS to the extent that the Advisor cannot find more favorable real estate related and commodities related investment opportunities. IPS will include U.S. Treasury Inflation-Protected Securities (“TIPS”), other U.S. dollar denominated fixed income securities issued by U.S. government agencies and instrumentalities or corporations, and derivatives contracts, with inflation protection provisions (including adjustable interest rates).

The Underlying Funds may also invest in Exchange-Traded Commodities Funds (“ETCFs”) to partially hedge currencies to which the Fund is exposed through securities owned. ETCFs may not be used by the Fund or Underlying Funds in connection with currency speculation transactions.

For defensive purposes, in abnormal market conditions, or to meet redemption requests or make anticipated cash payments, the Fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Fund might not achieve its investment goal.

Investment Practices	The Underlying Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following describes the principal securities and techniques the Underlying Funds use. Equity securities are subject mainly to market risk. Fixed income securities are subject primarily to market, interest rate and credit and counterparty risk. A more complete discussion of risks is contained under “Principal Risks” elsewhere in this prospectus. You may also consult the Statement of Additional Information (“SAI”) for more details about these and other securities in which the Underlying Funds may invest.

Equity Securities

Equity securities (stocks) represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Underlying Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value

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Principal Investment Strategies and Risks

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continued

of the issuer’s business. The following describes the principal types of equity securities in which the Underlying Funds may invest.

Common Stocks. Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks. Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Underlying Funds may also treat such redeemable preferred stock as a fixed income security.

Real Estate Investment Trusts (REITs). Pooled investment vehicles which invest primarily in income-producing real estate or real estate loans or interest.

Interests in Other Business Organizations. Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development and other projects. For an organization classified as a partnership under the Internal Revenue Code (including most limited partnerships and limited liability companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation. A master limited liability partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Internal Revenue Code.

Exchange-Traded Commodity Funds. ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

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continued

Exchange-Traded Funds. An Underlying Fund may invest in ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Ultrashort ETFs. Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives and commodities) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics.

Fixed Income Securities	Fixed income securities (bonds) pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which an Underlying Fund may invest.

U.S. Treasury Obligations. Treasury securities are direct obligations of the federal government of the United States and may include bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping. Treasury securities are generally regarded as having the lowest credit risks among fixed income securities.

Non-Investment Grade Securities. The fixed income securities in which an Underlying Fund invests may be rated BB+ or lower by Standard & Poor’s or Ba or lower by Moody’s (referred to as “junk bonds”).

Securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Inflation-Protected Securities. Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon

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continued

maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Foreign Securities	Foreign securities are securities of issuers based outside the United States. An issuer is considered to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•

it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks. An Underlying Fund may make direct investments in equity and fixed income securities of foreign issuers and derivative contracts of the types described under the “Investment Practices” section of the prospectus, as well as in the following types of foreign securities:

Foreign Exchange and Forward Contracts. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Underlying Funds may enter into spot currency trades. In a spot trade, the Underlying Fund agrees to exchange one currency for another at the current exchange rate. The Underlying Fund may also enter into derivative contracts, such as forward foreign currency contracts, in which a foreign currency is an underlying asset. A forward foreign currency contract is an obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Underlying Fund’s exposure to currency risks.

Foreign Government Securities. Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these supranational entities include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

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continued

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Derivative Contracts	Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Depending upon how the Underlying Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Underlying Fund’s exposure to interest rate and currency risks, and may also expose the Underlying Fund to liquidity and leverage risks. Over the counter (“OTC”) contracts also expose the Underlying Fund to credit risks in the event that a counterparty defaults on the contract.

An Underlying Fund may trade in the following types of derivative contracts in addition to the derivative contracts described under “Foreign Securities — Foreign Exchange and Forward Contracts”:

Futures and Related Options. A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The Underlying Fund will limit the aggregate value of its obligations under futures, options on futures, and options on securities to no more than 15% of the Underlying Fund’s total assets.

Call and Put Options. A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. Underlying Funds that are authorized to write or purchase put and call options must cover such options and may terminate an option by purchasing an offsetting option contract known as a “closing transaction.”

Options on Currencies. The Underlying Funds may buy put options and sell covered call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets). A covered call option means the Underlying Fund will own an equal amount of the underlying foreign currency. Currency options help the Underlying Fund manage its exposure to changes in the value of the U.S. dollar relative to other currencies. If the Underlying Fund sells a put option on a foreign currency, it will establish a segregated account consisting of cash, U.S. government securities or other liquid assets in an amount equal to the amount the Underlying Fund would be required to pay if the put is exercised.

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continued

Temporary Defensive Investments	The Fund may temporarily depart from its principal investment strategy by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to fail to meet its investment objective and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.

Investor Profile	Investors seeking total return through investments in fixed income and equity securities with exposure to both U.S. and developed and emerging markets.

PRINCIPAL RISKS	Loss of money is a risk of investing in the Fund. The Fund may also be significantly affected by “Government Intervention and Extreme Volatility Risk,” as described in the “Investment Risks” section of the Funds’ SAI. In addition, your investment in the Fund may be subject to the following principal risks:

Active Trading Risk. Active trading will cause the Underlying Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Underlying Fund’s trading costs and may have an adverse impact on the Underlying Fund’s performance.

Advisor’s Potential Conflict Risk. In managing the Fund, the Advisor has the sole discretion in selecting and substituting the Underlying Funds in which the Fund will invest at any given time. Because the Advisor is primarily responsible for managing the Fund and each of the Underlying Funds, the Advisor is subject to conflict of interest with respect to how it allocates the Fund’s assets among the various Underlying Funds. The conflict primarily arises because the expenses paid by the Advisor in connection with its management of certain of the Underlying Funds could be higher than expenses paid for other Underlying Funds, likewise, fees payable to the Advisor and/or its affiliates (primarily management fees) by some Underlying Funds are higher than the fees payable by other Underlying Funds. See “Fees Paid to Advisor and Affiliates.”

Allocation Risk. Because the Fund has set limitations on the amount of assets that may be allocated to Underlying Equity Funds, Underlying Income Funds and Underlying Money Market Funds, respectively, the Fund has less flexibility in its investment strategies than funds that are not subject to such limitations. In addition, the asset allocations made by the Fund may not effectively decrease risk or increase returns for investors.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, an Underlying Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

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continued

Class/Sector/Region Focus Risk. When an Underlying Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Underlying Fund than it would on a fund that did not focus on the sector, asset class or region.

Counterparty Risk. The value of an Underlying Fund’s investments may be adversely affected if an issuer or guarantor of an investment held by the Underlying Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Underlying Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Underlying Fund.

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, an Underlying Fund will lose money. Many fixed income securities receive credit ratings from nationally recognized securities ratings organizations, which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, an Underlying Fund must rely entirely upon the Advisor’s credit assessment. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Derivative Contracts and Hybrid Instruments Risk. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to an Underlying Fund, and a potential reduction in gains to an Underlying Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks such as market, interest rate, credit, currency, liquidity and leverage risks. These additional risks are described in this prospectus or an Underlying Fund’s SAI.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility,

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continued

repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline, reducing the value of an Underlying Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies in which the Underlying Fund is invested in declines or if overall market and economic conditions deteriorate.

Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and an Underlying Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fee Layering Risk. The Underlying Funds are actively managed investment funds that have management and other fees associated with their operations. An Underlying Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETCFs and investment companies), and would be borne by the Underlying Fund as an investor. This could cause the Underlying Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

Mutual fund portfolios bear expenses for advisory fees and operational expenses. The Fund will bear these expenses as an investor in Underlying Funds and, as a result, investors in the Fund may bear higher expenses than a Fund that invests directly in equity or fixed income securities. These estimated expenses of the Fund are disclosed in a separate line in the fee table (Acquired Fund Fees and Expenses).

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have

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Principal Investment Strategies and Risks

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continued

been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of an Underlying Fund to make intended securities purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Underlying Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Underlying Fund against loss or theft of its assets.

Foreign Investment/Currency Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchange rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an Underlying Fund’s ability to bring its capital or income back to the U.S. Currency exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make the value of securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Hedging Risk. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that an Underlying Fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Underlying Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that the Underlying Fund’s hedging transactions will be effective.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

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continued

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk. A particular type of investment in which an Underlying Fund invests (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk. Some transactions, such as derivatives, dollar rolls and reverse repurchase agreements, may give rise to a form of leverage which may expose an Underlying Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Underlying Fund and therefore in the Underlying Fund’s net asset value will be magnified when the Underlying Fund uses leverage because leverage tends to increase the Underlying Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. To mitigate leverage risk, the Advisor will segregate liquid assets on the books of the Underlying Fund or otherwise cover the transactions. The use of leverage may cause the Underlying Fund to liquidate Underlying Fund positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Underlying Fund will also have to pay interest on its borrowing, reducing the Underlying Fund’s return. This interest expense may be greater than the Underlying Fund’s return on the underlying investment.

Liquidity Risk. Liquidity risk refers to the possibility that an Underlying Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Underlying Fund will be required to continue to hold the security or keep the position open, and the Underlying Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk. The risk that a strategy used by an Underlying Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Underlying Fund originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed income securities, market risk is largely influenced by changes in

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interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Non-Investment Grade Securities Risk. The fixed income securities in which an Underlying Fund may invest may be rated below investment grade. Such securities are known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Portfolio Turnover Risk. Active trading will cause an Underlying Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Underlying Fund’s trading costs and may have an adverse impact on the Underlying Fund’s performance.

Real Estate/REIT Risk. An Underlying Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

For more information about risks, please see the “Investment Risks” section in the Funds’ SAI.

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Additional Investment Strategies	The Fund utilizes an asset allocation strategy designed to maximize current income. In addition to the securities described in the Principal Investment Strategy section, the Fund may also invest in the securities described below.

The Fund may hold Inflation-Protected Securities (“IPS”) issued by U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations that are structured to provide protection against inflation, and other fixed income securities that historically have provided protection against inflation. The Fund will hold IPS to the extent that the Advisor cannot find more favorable real estate-related and commodities-related investment opportunities. IPS will include U.S. Treasury Inflation-Protected Securities (“TIPS”), other U.S. dollar denominated fixed income securities issued by U.S. government agencies and instrumentalities or corporations, and derivatives contracts, with inflation protection provisions (including adjustable interest rates).

The Fund may also invest in Exchange-Traded Commodities Funds (“ETCFs”) to partially hedge currencies to which the Fund is exposed through securities owned. ETCFs may not be used by the Fund in connection with currency speculation transactions.

Investment Practices	The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following describes the principal securities and techniques the Fund uses. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, interest rate and credit and counterparty risk. A more complete discussion of risks is contained under “Principal Risks” elsewhere in this prospectus. You may also consult the SAI for more details about these and other securities in which the Fund may invest.

Equity Securities	Equity securities (stocks) represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the principal types of equity securities in which the Fund may invest.

Common Stocks. Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks. Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed income security.

Real Estate Investment Trusts (REITs). Pooled investment vehicles which invest primarily in income-producing real estate or real estate loans or interest.

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continued

Interests in Other Business Organizations. Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects. For an organization classified as a partnership under the Internal Revenue Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation. A master limited partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Internal Revenue Code.

Exchange-Traded Commodity Funds. ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Exchange-Traded Funds. The Fund may invest in ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Ultrashort ETFs. Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives and commodities) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics.

Fixed Income Securities

Fixed income securities (bonds) pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must

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continued

repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which the Fund may invest.

U.S. Treasury Obligations. Treasury securities are direct obligations of the federal government of the United States and may include bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping. Treasury securities are generally regarded as having the lowest credit risks among fixed income securities.

Non-Investment Grade Securities. The fixed income securities in which the Fund invests may be rated BB+ or lower by Standard & Poor’s or Ba or lower by Moody’s (referred to as “junk bonds”).

Securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Inflation-Protected Securities. Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Foreign Securities	Foreign securities are securities of issuers based outside the United States. An issuer is considered to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•

it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

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continued

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks. The Fund may make direct investments in securities of foreign issuers of the types described under the “Investment Practices” section of the prospectus, as well as in the following types of foreign securities:

Foreign Exchange and Forward Contracts. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts, such as forward foreign currency contracts, in which a foreign currency is an underlying asset. A forward foreign currency contract is an obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

Foreign Government Securities. Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these supranational entities include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. Over the counter (“OTC”) contracts also

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continued

expose the Fund to credit risks in the event that a counterparty defaults on the contract. The Fund may trade in the following types of derivative contracts in addition to the derivative contracts described under “Foreign Securities — Foreign Exchange and Forward Contracts”:

Futures and Related Options. A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The Fund will limit the aggregate value of its obligations under futures, options on futures, and options on securities to no more than 15% of the Fund’s total assets.

Call and Put Options. A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. Funds that are authorized to write or purchase put and call options must cover such options and may terminate an option by purchasing an offsetting option contract known as a “closing transaction.”

Options on Currencies. The Fund may buy put options and sell covered call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets). A covered call option means the Fund will own an equal amount of the underlying foreign currency. Currency options help the Fund manage its exposure to changes in the value of the U.S. dollar relative to other currencies. If the Fund sells a put option on a foreign currency, it will establish a segregated account consisting of cash, U.S. government securities or other liquid assets in an amount equal to the amount the Fund would be required to pay if the put is exercised.

Temporary Defensive Investments	The Fund may temporarily depart from its principal investment strategy by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to fail to meet its investment objective and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.

Investor Profile	Investors seeking total return through investments in fixed income and equity securities with exposure to both U.S. and developed and emerging markets.

PRINCIPAL RISKS	Loss of money is a risk of investing in the Fund. The Fund may also be significantly affected by “Government Intervention and Extreme Volatility Risk,” as described in the “Investment Risks” section of the Funds’ SAI. In addition, your investment in the Fund may be subject to the following principal risks:

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

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Class/Sector/Region Focus Risk. When the Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund than it would on a fund that did not focus on the sector, asset class or region.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from nationally recognized securities ratings organizations, which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor’s credit assessment. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make the value of securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Derivative Contracts and Hybrid Instruments Risk. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks such as market, interest rate, credit, currency, liquidity and leverage risks. These additional risks are described in this prospectus or the Fund’s SAI.

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continued

Emerging Markets Risk.	In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline, reducing the value of the Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund is invested in declines or if overall market and economic conditions deteriorate.

Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Foreign Investment/Currency Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and

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continued

variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchange rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an Underlying Fund’s ability to bring its capital or income back to the U.S. Currency exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make the value of securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Hedging Risk. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that the Fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that the Fund’s hedging transactions will be effective.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk. A particular type of investment in which the Fund invests (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

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continued

Leverage Risk. Some transactions, such as derivatives, dollar rolls and reverse repurchase agreements, may give rise to a form of leverage which may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund and therefore in the Fund’s net asset value will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. To mitigate leverage risk, the Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate Fund positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Non-Investment Grade Securities Risk. The fixed income securities in which the Fund may invest may be rated below investment grade (“junk bonds”). Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Portfolio Turnover Risk. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes

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continued

in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

For more information about risks, please see the “Investment Risks” section in the Funds’ SAI.

36

Shareholder Information

Before you invest, we encourage you to carefully read the Fund summaries included in this Prospectus and consider whether the relevant Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your investment professional can provide you with valuable assistance in making this decision. He or she can also help you choose which of the applicable Fund’s share classes is right for you. It is important to note, however, that your investment professional may receive different compensation depending on which share class you purchase. Each investment professional has different policies and procedures relating to transacting in Fund Shares, so it is best if you contact your investment professional directly.

Choosing a Share Class

The Income Generation Fund offers two classes of Shares: Class A Shares and Class C Shares.

The World Income Fund offers three classes of Shares: Class A Shares, Class C Shares and Institutional Shares.

To choose the share class of the applicable Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A and Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges.”)

The following are some of the main differences between Class A Shares, Class C Shares and Institutional Shares of the Funds:

Class A Shares

•	Front-end sales charges, as described below under “Sales Charges.”

•	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.

•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Class C Shares

•	No front-end sales charges, all of your money goes to work for you right away.

•	Back-end deferred sales charges on shares sold within 12 months of purchase and as described below under “Sales Charges.”

•	Distribution (Rule 12b-1) fees of 1.00% of the Fund’s average daily net assets.

Institutional Shares

•	No sales charges.

•	No Distribution (Rule 12b-1) fees.

•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

•	Available only to fiduciary, advisory and agency accounts of The Huntington National Bank, correspondent banks and the Huntington Asset Allocation Funds.

Distribution and Service Plans

Unified Financial Securities, Inc. (“Distributor”), whose address is P.O. Box 6110, Indianapolis, IN 46206-6110 is the Distributor of the Funds. The Distributor is a wholly owned subsidiary of Huntington Bancshares, Incorporated (“HBI”).

In connection with the sale of Class A Shares, the Distributor collects the applicable sales charge and, if the sale is made through a registered broker-dealer, generally pays a portion of this charge (known as the “dealer reallowance”) to selling broker-dealers that are eligible to receive it. The Distributor retains any portion not paid to a broker-dealer.

The Distributor is responsible for collecting applicable contingent deferred sales charges in connection with the redemption of Class C Shares and Class A Shares. The Distributor will cause these charges to be paid to a designated agent, which may include the Advisor and its affiliates, and other investment professionals for

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advancing any sales commissions on the sale of Class C Shares and Class A Shares. See the “Sales Charges” section for the Dealer Reallowance Schedule.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it, including amounts made available by the Distributor, Advisor and their affiliates out of their reasonable resources and profits. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Shareholder Servicing Fees

The Trust has adopted a Shareholder Servicing Plan with respect to the Funds’ Share Classes. The Funds may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares, Class C Shares and Institutional Shares (included in a Fund’s 12b-1 fees above for Class C Shares only) to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of Shares.

Distribution Plan (Rule 12b-1 Fees)

Each of the Funds have adopted a Distribution Plan (the “12b-1 Plan”) on behalf of its Class A Shares and Class C Shares which allows them to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. Pursuant to each Fund’s 12b-1 Plan, the Fund may finance from the assets of Class A and Class C Shares certain activities or expenses that are intended primarily to result in the sale of the Class A Shares or Class C Shares, as applicable.

For each of the Funds offered by this Prospectus, the maximum Rule 12b-1 fee is 0.25% of the applicable Fund’s Class A Shares average daily net assets.

With respect to Class C Shares, the fee paid to the Distributor by a Fund is computed on an annualized basis reflecting the average daily net assets of the Class C Shares, equal to 1.00% for Class C Share expenses. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

Because these Shares pay marketing fees on an ongoing basis, your investment costs may be higher over time than other shares with different sales charges and marketing fees.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Funds may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds.

Additional Payments To Financial Intermediaries

The Distributor, the Advisor and/or their affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to the Funds’ shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of the Funds to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services

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or support furnished by the financial intermediary. These payments may be in addition to payments made by the Funds to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Funds and any services the financial intermediary provides. The Funds’ SAI contains additional information on the types of additional payments that may be paid.

Sales Charges

Sales Charges — Class A Shares

Purchases of Class A Shares of the Funds are subject to front-end sales charges.

Amount of Transaction	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of Net Amount Invested	Dealer Reallowance
$0-$49,999	4.75%	4.99%	4.28%
$50,000-$99,999	3.75%	3.90%	3.38%
$100,000-$249,999	3.00%	3.09%	2.70%
$250,000-$499,999	2.50%	2.56%	2.25%
$500,000-$749,999	2.00%	2.04%	1.80%
$750,000-$999,999	1.25%	1.27%	1.13%
$1,000,000 and Over	0.00%*	0.00%*	0.00%

*	A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 13 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Sales Charges — Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge — Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares.

To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge — Class C Shares

The deferred sales charge on Class C Shares may be waived for:

1.	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

2.	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

3.	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;

4.	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

5.	Withdrawals through the Systematic Withdrawal Plan.

In order to verify your eligibility for these discounts, reductions and waivers, you may need to provide the Trust or your investment professional with certain information, including account statements and records that reflect any investments in the Funds by you, your spouse, or your children under 21. If you or your investment professional think you qualify, please notify the Trust by calling 800-253-0412. If the Distributor is notified of your eligibility, it will reduce or eliminate the sales charge, as applicable, once it confirms your

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qualification. If the Distributor is not notified, you will receive the discount or waivers only on subsequent purchases for which the Distributor is notified, and not retroactively on past purchases. The deferred sales charges applicable to the Shares offered in this Prospectus, and the break-point discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on the Huntington Funds’ website free of charge, Huntington does not disclose this information separately on the website.

More information about deferred sales charge reductions is provided in the SAI.

Other Quantity Discounts, Reductions and Waivers

Other quantity discounts, reductions and waivers may also apply to purchases of Class A Shares in certain special situations described below. In order to verify your eligibility for these discounts, reductions and waivers, you may need to provide the Trust or your investment professional with certain information, including account statements and records that reflect any investments by you, your spouse, or your children under 21 in the Fund. If you or your investment professional think you qualify, please notify the Trust by calling 800-253-0412. If the Distributor is notified of your eligibility, it will reduce or eliminate the sales charge, as applicable, once it confirms your qualification. If the Distributor is not notified, you will receive the discount or waivers only on subsequent purchases for which the Distributor is notified, and not retroactively on past purchases. The sales charges applicable to the Shares offered in this Prospectus, and the break-point discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on the Huntington Funds’ website free of charge, Huntington does not disclose this information separately on the website.

No sales charges will apply to purchases of Class A Shares made:

•

Through an investment professional that does not accept a sales commission from the Distributor. Financial intermediaries that do not accept sales commissions must enter into specific load waived Class A agreements in order to be eligible for Class A shares at NAV.

•	Through the automatic reinvestment of dividends and capital gains distributions

•	By current and former/retired Trustees and officers of the Trust, their spouses and immediate family members

•

By current officers, directors and employees of HBI or its subsidiaries, their spouses and immediate family members and by current employees of other financial institutions with which HBI or its subsidiary has entered into definitive merger agreements (“Current Employees”)

•	By retired officers and employees of HBI or its subsidiaries and their spouses

•	By participants in certain financial services programs offered by HBI subsidiaries

•	By members of certain affinity groups which have entered into arrangements with the Advisor or the Distributor

•	By investors who have sold an equal or greater amount of Shares of the Fund within the last 60 days (not available more than once)

Reduced sales charges on Class A Shares (based on the quantity discounts noted above) will apply to purchases made:

•	By investors whose multiple investments over time in Class A Shares of the Fund have a total current market value subject to a quantity discount

•

By investors whose investments over time in Class A Shares of the Fund plus investments by their spouse and children under age 21 made over time in Class A Shares of the Fund at the same time, have a total current market value subject to a quantity discount

•	By investors who sign a letter of intent to invest at least $50,000 in the fund within a 13-month period*

•	By investors whose investments in Class A Shares in the Fund have a total current market value subject to a quantity discount

•	By trustees or fiduciaries whose investments in Class A Shares of the Fund on behalf of a single trust estate or fiduciary account have a total current market value subject to a quantity discount

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With respect to reduced sales charges which apply to aggregated purchases as noted above, purchases through multiple intermediaries or Individual Retirement Accounts (which do not include employer-sponsored retirement plans) may be aggregated to achieve a sales charge discount or waiver.

*Letter of Intent. An investor may sign a letter of intent to purchase within a 13-month period the minimum amount of Class A Shares in the Fund required to be eligible for the applicable sales charge reduction on each purchase over the 13-month period. Until the investor reaches the necessary threshold, the Trust will hold up to 5% of the Shares in escrow. Reinvested dividends will not be included in calculating an investor’s fulfillment of his/her letter of intent.

The Shares held in escrow will be released to the investor’s account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased.

A Letter of Intent will not obligate the investor to purchase Class A Shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

More information about the other sales charge reductions is provided in the SAI.

Pricing Shares

The price at which the Funds will offer or redeem Shares is the NAV per Share next determined after the order is considered received. Consult your investment professional to determine if there are additional fees or charges that are separately assessed when purchasing, exchanging or redeeming Shares.

The Trust calculates NAV for the Funds by valuing securities held based on market value.

In computing NAV for the Funds, current market value is used to value portfolio securities with respect to which market quotations are readily available.

Pursuant to Trustee-approved policies, the Funds rely on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Options contracts are generally valued at the closing price if it is between the bid and asked prices as reported on days when the contracts are traded. If no trades are reported, the mean of the bid and the asked prices is used as the value. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies (other than ETFs) are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available. In such situations, the Trust’s financial administrator may request that the Trust’s Pricing Committee, as described herein, make its own fair value determination.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the

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situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the times when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since the Funds invest in foreign securities, it is likely to be affected by this fair valuation methodology.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than the price one may obtain in a market transaction.

The Trust calculates the NAV per share for each of the Funds as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Please call the Trust at 800-253-0412, if you have any questions about purchasing Shares.

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The Funds are open for business on any day the NYSE is open. The Funds are closed on the following NYSE holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchasing Shares

You may purchase Fund Shares on any business day when both the Federal Reserve Bank and the NYSE are open. In connection with the sale of the Funds’ Shares, the Distributor or its affiliates may from time to time offer certain items of nominal value to any shareholder.

What Shares Cost

Your purchase order for Class A Shares, Class C Shares and Institutional Shares is priced at the next NAV calculated after your order is received by the Fund or its designated agent, plus any applicable sales charge.

In order to purchase Fund Shares on a particular day, the relevant Fund must receive payment in good order within three (3) business days.

Notes About Purchases

The Trust reserves the right to suspend the sale of Fund Shares temporarily and the right to refuse any order to purchase Fund Shares.

If the Trust receives insufficient payment for a purchase, the Trust does not receive payment within three (3) business days, or your check does not clear, it may cancel the purchase and you may be liable for any losses to the Funds. In addition, you will be liable for any losses or fees incurred by the Funds or their transfer agent in connection with the transaction.

The Funds may limit the amount of purchases and refuse to sell Shares to any person. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the Funds in U.S. dollars and drawn on a U.S. bank. The Funds and their servicing agent reserve the right to refuse any specific purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your Shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

State Escheatment Laws

Please note that your property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by State Escheatment Laws.

How to Buy Shares

1.	Minimum investment requirements

Class A Shares:

•	$1,000 for initial investments outside the SIP ($100 for Current Employees)
•	$50 for initial investments through the SIP ($25 for Current Employees)
•	$50 for subsequent investments outside or through the SIP

Class C Shares:

•	$1,000 for initial investments outside the SIP ($100 for Current Employees)

•	$50 for initial investments through the SIP ($25 for Current Employees)

•	$50 for subsequent investments outside or through the SIP

Institutional Shares:

•	$1,000 for initial investments outside the SIP

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•	$500 for subsequent investments outside the SIP

•	$50 for initial and subsequent investment through the SIP

2.	Call

•	The Huntington Funds at 800-253-0412

•	Your Investment Professional

3.	Make Payment

•	By check payable to the applicable Fund and Share class (for example, Huntington Income Generation Fund — Class C Shares) to:

The Huntington Funds

P.O. Box 6110

Indianapolis, IN 46206-6110

Note: Checks must be made payable to the Huntington Funds. Third party checks will not be accepted.

(The Trust will treat your order as having been received once the Trust receives your check.) OR

•

By Wire—You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-253-0412 to obtain instructions on how to set up your account and to obtain an account number.

OR

•	Through the SIP (Once you become a participant in the SIP, your investments will be made automatically at your requested intervals)

Other methods of acceptable payment are discussed in the SAI.

The reference to “Current Employees” in the prospectus includes employees of HBI and its affiliates.

Redemption in Kind

Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of the Funds’ portfolio securities.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Funds through the SIP. To participate, you must open an account with the Trust by calling 800-253-0412, request and complete an application, and invest at least $50 at periodic intervals ($25 for Current Employees). Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in either Class A Shares or Class C Shares of the Fund or Funds, as you specify. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Exchanging Shares

On any business day when both the Federal Reserve Bank and the NYSE are open, you may exchange Shares of the Funds for the same class of Shares of any other Huntington Fund offering such Shares. Additionally, The Huntington National Bank will be permitted to exchange Institutional Shares of the Funds for Class A Shares of the Asset Allocation Funds (Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund and Huntington Growth Allocation Fund), without incurring a sales charge.

Additional Information

In order to exchange Shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other

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shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of a Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges.

Exchange Out Of	Exchange Into	Sales Charge
Any Money Market Fund	Any Money Market Fund	NO
Any Money Market Fund	Any Equity or Income Fund	YES—See “Sales Charges”
Any Equity, Asset Allocation or Income Fund (including the Fund)	Any Money Market, Equity, Asset Allocation or Income Fund (including the Fund)	NO

Exchanging C Shares

Class C Shares for a Fund may be exchanged for Class C Shares of any other Huntington Fund offering such shares. The Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

Exchanging Institutional Shares

For Institutional Shares, the Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

In addition, The Huntington National Bank will be permitted to exchange Institutional Shares of the Funds for Class A Shares of its Asset Allocation Funds (Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund and Huntington Growth Allocation Fund), without incurring a sales charge.

How to Exchange Shares

1.	Satisfy the minimum account balance requirements

•	You must maintain the required minimum account balance in the Fund out of which you are exchanging Shares.

2.	Call (You must have completed the appropriate section on your account application)

•	The Huntington Funds at 800-253-0412

•	Your Investment Professional

OR

Write

•	The Huntington Funds

P.O. Box 6110

Indianapolis, IN 46206-6110

3.	Provide the required information

•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)

•	Specify the share class

•	Your account number

•	The name and address on your account (account registrations must be identical)

•	The dollar amount or number of Shares to be exchanged

•	Name of the Fund into which you wish to make the exchange (exchange INTO) — (Make sure this Fund offers the applicable class of shares)

•	Your signature (for written requests)

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(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

Redeeming Shares

You may redeem Fund Shares on any business day when both the Federal Reserve Bank and the NYSE are open.

How to Redeem Shares

1.	Call (You must have completed the appropriate section on your account application)

•	The Huntington Funds at 800-253-0412

•	Your Investment Professional

OR

Write

•	The Huntington Funds

P.O. Box 6110

Indianapolis, IN 46206-6110

2.	Provide the required information

•	The name of the Fund from which you wish to redeem Shares

•	Specify the share class

•	Your account number

•	The name and address on your account

•	Your bank’s wire transfer information (for wire transfers)

•	The dollar amount or number of Shares you wish to redeem

•	Your signature (for written requests)

(If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Trust, or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a New Technology Medallion Signature Guarantee in order to redeem.)

Note: Proceeds from the redemption of Shares purchased by check, ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.

Additional Information

In order to redeem Fund Shares on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00p.m. Eastern Time).

For shareholders of a Fund, usually proceeds will be wired or a check will be mailed the following business day after NAV is next determined, in which case you will be entitled to receive dividends declared on the day of redemption. Proceeds are wired to an account previously designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder’s address of record.

Systematic Withdrawal Program

You may choose to receive periodic payments from redemptions of Shares, subject to any applicable sales charges, of one or more Funds you hold through the Systematic Withdrawal Program. To participate, you must have an account balance with the Trust of at least $10,000. Once you have signed up for the Systematic Withdrawal Program by calling the Trust or your investment professional, the Trust will automatically redeem Shares from your account and electronically send the proceeds to the bank account you specify.

Generally, it is not advisable to continue to purchase Class A Shares or Class C Shares subject to a sales charge while redeeming Class A Shares or Class C Shares using this program.

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Shareholder Information

Telephone Transactions

If you authorized telephone transactions by completing the appropriate paperwork with the Funds and your investment professional, you are eligible to call to redeem or exchange Shares. Your telephone instructions may be recorded to verify that the Fund, its transfer agent and/or your investment professional follows reasonable procedures. Otherwise, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Redemption of Accounts with Balances Under $1,000

Due to the high cost of maintaining accounts with low balances, if your account balance in any one Fund falls below $1,000, the Trust may choose to redeem those Shares, subject to any applicable sales charges, and close that account without your consent. The Trust will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in a Fund’s NAV. If the Trust plans to close your account, it will notify you and provide you with 30 days to add to your account balance.

Other Information

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Fund Shares temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC. The Trust also reserves the right to postpone payment for more than seven days where payment for Shares to be redeemed has not yet cleared.

Frequent Trading Policies

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt a Fund’s investment strategies (for example, by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in a Fund’s NAV.

The Trustees have approved policies and procedures intended to discourage excessive, frequent or short-term trading of Fund Shares. The Funds’ fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “Pricing Shares.” The Funds also monitor trading in Shares in an effort to identify disruptive trading activity. The Funds monitor trades where there is a purchase and redemption or exchange in excess of a certain amount into and out of the Funds within a period of 45 days. The Funds may also monitor trades into and out of the Funds over periods longer than 45 days. Whether or not the specific monitoring limits are exceeded, the Funds’ management or Advisor may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders and may preclude the shareholder from making further purchases or exchanges of Shares. The Funds’ management and Advisor may also take action to limit or suspend further trading by a financial intermediary if it is deemed to be engaged in excessive trading and/or does not cooperate satisfactorily with requests for details about trading activity. No matter how the Funds define their limits on frequent trading of Shares, other purchases and sales of Shares may have adverse effects on the management of the Funds’ portfolio and its performance. Also, it is possible that frequent trading may occur in the Funds without being identified because certain investors may seek to hide their identity or trading activity, or there may be operational or technical limitations that limit the Funds’ ability to monitor and restrict frequent trading.

The Funds’ objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these reductions may not be able to be applied uniformly in all cases.

47

Shareholder Information

The Advisor will provide to the Trustees, at least quarterly, a report of all potential occurrences which were detected during the preceding quarter, and a description of any action taken with respect thereto.

Portfolio Holdings Information

You can access summary portfolio composition information concerning a Fund’s portfolio holdings in the “Fund Fact Sheets” option under the “Fund Shareholders” or “Prospective Investors” pages of the Huntington Funds website at www.huntingtonfunds.com/newsite/funds/factsheets.php. This information is prepared as of the end of each quarter, is posted on the website approximately 30 days after the end of the quarter, and remains there until replaced by the information for the succeeding quarter. The summary portfolio composition information may include the following types of information, but is subject to change: identification of the Funds’ top ten holdings, and percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

In addition, the Funds’ Annual and Semi-Annual reports contain complete listings of the Funds’ portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters. You may obtain copies at www.huntingtonfunds.com or by calling 800-253-0412. The Funds also prepare a report on Form N-Q of their portfolio holdings as of the end of the Funds’ first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of the Funds’ portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may request a copy by calling the Huntington Funds at 800-253-0412. These reports on Form N-Q and the Funds’ Annual and Semi-Annual reports will be posted on the Huntington Funds’ website when available at www.huntingtonfunds.com.

48

More About the Huntington Funds

Management of the Trust

The Trustees of the Trust are responsible for generally overseeing the conduct of the Funds’ business. Huntington Asset Advisors, Inc., Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust.

Investment Advisor

Subject to the supervision of the Trustees, the Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds.

The Advisor, a separate, wholly owned subsidiary of The Huntington National Bank, has served as investment advisor to the Funds since inception. As of December 31, 2013, the Advisor had assets under management of over $3.8 billion. The Advisor (and its predecessor) has served as an investment advisor to mutual funds since 1987.

The Huntington National Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated, a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2013, The Huntington National Bank had assets of over $59 billion.

Portfolio Managers

The Advisor has designated the following individuals as Portfolio Managers for the Funds. Included is their business experience for the last five years.

B. Randolph Bateman (Randy Bateman) has served as the Portfolio Manager of the Income Generation Fund and World Income Fund since the Funds’ respective inceptions. Mr. Bateman joined Huntington Bank in 2000 and serves as President and Chief Investment Officer of the Advisor. Mr. Bateman served as Senior Vice President of Star Bank from 1988 through 2000. He holds a Chartered Financial Analyst designation. In addition, he has provided commentary for many media outlets. Mr. Bateman received his Bachelor’s Degree from North Carolina State University.

Kirk Mentzer has served as the Portfolio Manager of the Income Generation Fund since 2014. He is Senior Vice President and Director of Investment Research of the Advisor. Mr. Mentzer joined Huntington Bank in 2000 as a Portfolio Manager. From 2000 to 2001 he was Director of Fixed Income Investments. He became Director of Investment Research in 2001. He served as Vice President of Firstar Investment Research & Management Co. from 1989 through 2000 and managed Firstar’s Strategic Income and U.S. Government funds from 1999 to 2000. Mr. Mentzer received his M.B.A. from Xavier University.

Paul Attwood has served as a Portfolio Manager for the World Income Fund since the Fund’s inception. He joined Huntington in 2002 and is a Senior Vice President of the Advisor. Prior to joining the Advisor, Mr. Attwood was a Senior Research Analyst and Portfolio Manager with Haberer Investment Advisor, a division of Huntington Private Financial Group. He has over 19 years of experience in the financial services industry. Mr. Attwood received his Bachelor’s degree from the University of Cincinnati. He holds a Chartered Financial Analyst designation.

Chip Hendon has served as a Portfolio Manager for the World Income Fund since the Fund’s inception. Mr. Hendon is a Vice President and Senior Portfolio Manager for Huntington Private Financial Group, having joined in 2002. Prior to 2002, Chip served as a Senior Financial Consultant with Hilliard Lyons. Chip is a graduate of The University of Toledo with a Bachelor’s Degree in Finance and of Xavier University with a Master’s Degree in Business Administration with a Finance concentration.

Ronald Weiner has served as a Portfolio Manager for the World Income Fund since the Fund’s inception. Mr. Weiner is an Vice President and Senior Portfolio Manager for the Advisor, having joined in June of 2006. Prior to joining the Advisor, Mr. Weiner was Financial Operations Specialist with Nationwide Securities, Inc. and a Financial Advisor and Advisor Coach with Ameriprise Financial. Mr. Weiner is a graduate of Ohio University with a Bachelor’s Degree in Political Science and a Master’s Degree in Financial Economics.

49

More About the Huntington Funds

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

Fees Paid To Advisor and Affiliates

The Advisor and its affiliates provide the Funds with advisory, administration, transfer agency, accounting distribution and custodian services.

A discussion of the Trustees’ review of the investment advisory agreement with the Advisor is available in the Funds’ Annual Report for the period ended October 31, 2013.

Advisory Services

The Trust pays the Advisor management fees as a percentage of average daily net assets (“ADNA”) for its services. The Income Generation Fund pays the Advisor management fees of 0.10% of its ADNA and the World Income Fund pays the Advisor management fees on a tiered schedule as follows:

Fund	Tier	Annual Rate
World Income Fund	Up to $500 million	.50%
	On the next $500 million to $1 billion	.45%
	On excess of $1 billion	.40%

For the fiscal year ended October 31, 2013, neither Fund paid the Advisor management fees (after waivers).

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Income Generation Fund and the World Income Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to the expense cap noted below through February 27, 2015. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor will not cause the Fund’s total annual fund operating expenses to fall below the stated expense caps.

Income Generation Fund — Class A Shares	0.48%
Income Generation Fund — Class C Shares	0.98%
World Income Fund — Institutional Shares	0.41%
World Income Fund — Class A Shares	0.66%
World Income Fund — Class C Shares	1.16%

Administration Services

Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Incorporated, provides administration, financial administration and accounting services to the Funds. Additional information regarding fees charged for Administration Services can be found in the Funds’ SAI.

Custody Services

The Huntington National Bank currently serves as custodian for the Funds. For its custody services, The Huntington National Bank receives an annual maximum fee of 0.026% calculated on the domestic assets in the Huntington World Income Fund as of the last day of each month, plus out of pocket expenses. It also receives an annual surcharge of 0.005% of 1.00% calculated on the net non-domestic assets of the Huntington World Income Fund as of the last day of each month. The Huntington National Bank receives an annual maximum fee of 0.01% calculated on the assets in the Huntington Income Generation Fund as of the last day of each month, plus out of pocket expenses.

Brown Brothers Harriman & Co. serves as sub-custodian for the foreign assets of the Huntington World Income Fund.

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More About the Huntington Funds

Transfer Agency Services

HASI is transfer and dividend disbursing agent for the Funds.

For its services, HASI is entitled to receive a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Dividends and Distributions

The Funds declare and pay dividends monthly. The Funds also make distributions of net capital gains, if any, at least annually.

If you purchase Shares by check, ACH or SIP, you will begin earning dividends on the next business day after your order has been received by the Trust.

Distribution Options

All dividends and distributions payable to a holder of Shares will be automatically reinvested in additional Shares of the same class of the relevant Fund, unless the shareholder makes an alternative election. Shareholders may choose to receive all distributions in cash or may choose to reinvest capital gains distributions, but receive all other distributions in cash.

Tax Consequences

There are many important tax consequences associated with investment in the Funds offered by this Prospectus. The following is a brief summary of certain income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

Federal Income Taxes

Taxation of Shareholder Transactions

An exchange of a Fund’s Shares for shares of another Fund will be treated as a sale of the Fund’s Shares and, as with all sales, exchanges or redemptions of Fund Shares, any gain on the transaction will be subject to federal income tax.

Taxation of Distributions

The Funds intend to distribute substantially all of their net investment income (including net realized capital gains, if any) to its shareholders at least monthly. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the Shares. Additionally, distributions of investment income designated by the Funds as derived from “qualified investment income” will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Generally, dividends paid by REITs do not qualify for the lower tax rates that apply to certain other “qualified investment income.” Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price paid).

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income” in tax years beginning on or after January 1, 2013. Net investment income includes any ordinary dividends and capital gain distributions from the Fund as well as any capital gains recognized on the sale or exchange of Fund shares.

Avoid Withholding Tax

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and proceeds of sales, exchanges, or redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) or otherwise fails to meet certain requirements imposed by the Internal Revenue Service (“IRS”). Shareholders are urged to read the additional information concerning withholding provided in the SAI.

51

More About the Huntington Funds

Financial Information

Financial Highlights

The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the fiscal years ended October 31. Certain information reflects financial results for a single Fund share. No financial highlights are presented for Class A Shares of the Income Generation Fund and Class C Shares of the World Income Fund because the respective share classes of the Funds commenced operations on January 2, 2014. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment Operations	Distributions from net investment income	Total distributions
HUNTINGTON INCOME GENERATION FUND
Class C Shares
2012(9)	$10.00	0.04		(0.06)	(0.02)	(0.03)	(0.03)
2013	$9.95	0.38	(8)	0.37	0.75	(0.41)	(0.41)
HUNTINGTON WORLD INCOME FUND
Institutional Shares(1)
2011(5)	$10.00	0.29		(1.00)	(0.71)	(0.28)	(0.28)
2012	$9.01	0.61		(0.22)	0.39	(0.63)	(0.63)
2013	$8.77	0.65	(8)	(0.21)	0.44	(0.56)	(0.56)
Class A Shares
2011(5)	$10.00	0.26		(0.98)	(0.72)	(0.27)	(0.27)
2012	$9.01	0.58		(0.21)	0.37	(0.61)	(0.61)
2013	$8.77	0.62	(8)	(0.20)	0.42	(0.54)	(0.54)

(1)	Prior to December 13, 2013, Institutional Shares were referred to in the Fund’s Prospectus and Annual Report as Trust Shares.

(2)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(3)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(4)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(5)	For the period May 2, 2011 (commencement of operations) to October 31, 2011.

(6)	Not annualized.

(7)	Computed on an annualized basis.

(8)	Calculated using average shares for the period.

(9)	For the period August 31, 2012 (commencement of operations) to October 31, 2012.

(10)	Does not include the effect of expenses of underlying funds.

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More About the Huntington Funds

Net Asset Value, end of period	Total return(2)		Net Assets, end of period (000 omitted)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(3)		Portfolio turnover rate(4)

$9.95	(0.20	%)(6)	$1,565	0.79	%(7)(10)	3.47	%(7)	26.85	%(7)(10)	2	%(6)
$10.29	7.72%		$2,302	0.	98%(10)	3.	81%	5.68	%(10)	62%

$9.01	(7.17	%)(6)	$18,760	1.79	%(7)	6.38	%(7)	1.79	%(7)	60	%(6)
$8.77	4.55%		$31,935	1.25%		7.10%		1.48%		76%
$8.65	5.35%		$24,780	0.81%		7.59%		1.44%		104%

$9.01	(7.27	%)(6)	$3,699	2.04	%(7)	6.13	%(7)	2.04	%(7)	60	%(6)
$8.77	4.29%		$6,556	1.50%		6.83%		1.73%		76%
$8.65	5.10%		$7,847	1.06%		7.23%		1.69%		104%

53

More information about the Funds is available free upon request, including the following:

ANNUAL AND SEMI-ANNUAL REPORTS

The Semi-Annual Report includes unaudited information about the performance of the Funds, portfolio holdings and other financial information. The Annual Report includes similar audited information as well as a discussion by the Funds' portfolio managers discussing recent market conditions, economic trends and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more detailed information about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

The SAI contains a description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities. These documents, as well as additional information about the Funds (including portfolio holdings, performance and distributions), are also available on The Huntington Funds' website at www.huntingtonfunds.com.

HUNTINGTON ASSET ADVISORS, INC., a wholly owned subsidiary of The Huntington National Bank, is the Advisor to the Huntington Funds.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

CALL
800-253-0412

LOG ON TO THE INTERNET
You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov.

CONTACT THE SEC
Call (202) 551-8090 about visiting the SEC's Public Reference Room in Washington D.C. to review and copy information about the Funds.

Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

Huntington Shareholder Services: 800-253-0412

The Huntington Funds' Investment Company Act file number is 811-5010.

02/13

Not A Deposit • Not FDIC Insured • Not Insured By Any Government Agency • No Bank Guarantee • May Lose Value

THE HUNTINGTON FUNDS

HUNTINGTON INCOME GENERATION FUND

CLASS A SHARES

CLASS C SHARES

HUNTINGTON WORLD INCOME FUND

CLASS A SHARES

CLASS C SHARES

INSTITUTIONAL SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) contains information which may be of interest to investors in the Huntington Income Generation Fund and Huntington World Income Fund, each a series of The Huntington Funds (the “Trust”), but which is not included in the applicable Prospectuses for Class A Shares, Class C Shares or Institutional Shares. This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Funds’ Prospectus dated February 28, 2014, offering Class A Shares and Class C Shares of the Income Generation Fund and Class A Shares, Class C Shares and Institutional Shares of the World Income Fund. This SAI should be read together with the Funds’ Prospectus. Investors may obtain a free copy of a Prospectus or Annual Report by writing the Fund at The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206, or by telephoning toll free 800-253-0412. These documents are also available on the Funds’ website at www.huntingtonfunds.com. Capitalized terms used but not defined in this SAI have the same meanings as set forth in the Prospectuses.

FEBRUARY 28, 2014

TICKER SYMBOLS

Huntington Income Generation Fund—Class A Shares (Ticker HIGAX)

Huntington Income Generation Fund—Class C Shares (Ticker HGGCX)

Huntington World Income Fund—Class A Shares (Ticker HWAFX)

Huntington World Income Fund—Class C Shares (Ticker HWICX)

Huntington World Income Fund—Institutional Shares (Ticker HWITX)

DEFINITIONS

For convenience, we will use the following terms throughout this SAI.

“Advisers Act”	—	Investment Advisers Act of 1940, as amended.
“Advisor”	—	Huntington Asset Advisors, Inc.
“Asset Allocation Funds”	—	Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Generation Fund.
“Code”	—	Internal Revenue Code of 1986, as amended.
“Distributor”	—	Unified Financial Securities, Inc., the Trust’s distributor.
“Equity Funds”	—	Dividend Capture Fund, Global Select Markets Fund, International Equity Fund, Real Strategies Fund, Rotating Markets Fund, and Situs Fund.
“Funds”	—	Each of the separate investment portfolios offered in the Trust.
“HASI”	—	Huntington Asset Services, Inc., the Trust’s Administrator, Transfer Agent and Dividend Disbursing Agent and Accountant.
“Huntington Bank”	—	The Huntington National Bank, the custodian of the Funds.
“Income Funds”	—	Fixed Income Securities Fund, Intermediate Government Income Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund and World Income Fund.
“Independent Trustees”	—	Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act.
“Interested Trustees”	—	Trustees who are “interested persons” of the Trust, as defined in the 1940 Act.
“Money Market Funds”	—	Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund.
“1940 Act”	—	The Investment Company Act of 1940, as amended.
“NRSRO”	—	Nationally Recognized Statistical Ratings Organization such as Moody’s Investor Service (Moody’s) or Standard & Poor’s Rating Services (S&P).
“Prospectus”	—	Each of the separate Prospectuses of the Funds.
“Trust”	—	The Huntington Funds.
“Underlying Funds”	—	Other portfolios of the Huntington Funds in which the Asset Allocation Funds invest.

HOW ARE THE FUNDS ORGANIZED?

This SAI covers the Income Generation Fund and World Income Fund, each of which is a diversified portfolio of the Trust. The Trust was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006. The Trust is registered under the 1940 Act as an open-end management investment company. The Trust may offer separate series of Shares representing interests in separate portfolios of securities. The Trust operates 31 separate series, or mutual funds, 21 retail portfolios and 10 variable annuity portfolios, each with its own investment objective and strategy. Separate Prospectuses and Statements of Additional Information offer the other 19 retail portfolios and the 10 variable annuity portfolios.

Much of the information contained in this SAI expands upon subjects discussed in the Funds’ Prospectuses. No investment in units of beneficial interest (“Shares”) of a Fund should be made without first reading a Fund’s Prospectus.

The Board of Trustees (“Trustees”) has established four classes of Shares of the Funds. The Trust offers Class A Shares, Class C Shares, Institutional Shares and Interfund Shares. The Income Generation Fund issues Class A Shares and Class C Shares. The World Income Fund issues Class A Shares, Class C Shares and Institutional Shares. Effective May 1, 2010, each of the Funds’

Institutional Shares were renamed Trust Shares and on December 13, 2013, Trust Shares were renamed Institutional Shares. Only the Huntington Money Market Fund offers Interfund Shares.

SECURITIES IN WHICH THE FUNDS INVEST

In pursuing its investment strategy, each Fund may invest in the following types of securities for any purpose that is consistent with such Fund’s investment goal. As described in its Prospectus, the Income Generation Fund seeks to achieve its investment objective by investing in a combination of Underlying Funds managed by the Advisor. The types of securities shown for the Income Generation Fund in the table represent the investments held by the Underlying Funds. Following is a table that indicates which types of securities are:

P = Principal investment of the Fund;

A = Acceptable (but not principal) investment of the Fund; or

N = Not an acceptable investment of the Fund.

	Income Generation Fund	World Income Fund
Equity Securities
Common Stocks	A	P
Preferred Stocks	A	P
Real Estate Investment Trusts	A	P
Warrants	A	A
Other Business Organizations	A	A
Index-Based Securities/ETFs	A	P
Ultrashort ETFs	A	P
ETCFs	A	P
Fixed Income Securities
Treasury Receipts	A	A
U.S. Treasury Obligations	A	A
U.S. Government Agency Securities	A	A
Bonds	A	P
Certificates of Deposit	A	A
Corporate Debt Securities	A	P
Commercial Paper	A	A
Demand Notes	A	A
Mortgage-backed Securities	A	N
Asset Backed Securities (Non-mortgage)	A	N
Zero Coupon Securities	A	P
Bankers’ Acceptances	A	P
Investment Grade Securities	A	P
Money Market Instruments	A	A
Taxable Municipal Securities	A	A
Credit Enhancement	A	A
Convertible Securities	A	A
Tax Exempt Securities
General Obligation Bonds	A	N
Special Revenue Bonds	A	N
Tax Exempt Commercial Paper	A	N
Tax Increment Financing Bonds	A	N
Municipal Notes	A	N
Variable and Floating Rate Instruments	A	N
Municipal Leases	A	N
Foreign Securities
American Depositary Receipts	A	P
Currency Exchange Transactions	A	A
European Depositary Receipts	A	P
Global Depositary Receipts	A	P

	Income Generation Fund	World Income Fund
Foreign Bonds	A	P
Foreign Forward Currency Contracts	A	A
Foreign Exchange Contracts	A	A
Obligations of Supranational Agencies	A	A
Derivative Contracts
Options	A	P
Options on Equities	A	P
Options on Debt Securities	A	A
Options on Stock Indices	A	A
Options on Futures	A	A
Options on Stock Index Futures	A	A
Options on Currencies	A	A
Futures	A	A
Interest Rate Futures	A	A
Stock Index Futures	A	A
Foreign Currency Futures	A	A
Other Commodity Futures	A	A
Special Transactions
Repurchase Agreements	A	A
Reverse Repurchase Agreements	A	A
Delayed Delivery Transactions	A	A
Securities Lending	A	A
Illiquid Securities	A	A
Restricted Securities	A	A
Time Deposits	A	A
When-Issued Securities	A	A
Yankee Bonds	A	A
Short Sales	N	A
Unit Investment Trusts	A	A
Investment Company Securities	P	P

The Huntington Underlying Funds of the Income Generation Fund may invest in the following types of securities for any purpose that is consistent with the Underlying Fund’s investment goals:

	Disciplined Equity Fund	Dividend Capture Fund	Global Select Markets Fund	Real Strategies Fund
Equity Securities
Common Stocks	P	P	P	P
Preferred Stocks	A	P	P	A
Real Estate Investment Trusts	A	P	P	P
Warrants	A	A	A	A
Other Business Organizations	A	P	A	A
Index-Based Securities/ETFs	A	A	A	P
Ultrashort ETFs	N	A	A	A
ETCFs	N	N	N	P
Fixed Income Securities
Treasury Receipts	A	A	A	A
U.S. Treasury Obligations	A	A	P	A
U.S. Government Agency Securities	A	A	N	A
Bonds	A	A	A	A
Certificates of Deposit	A	A	A	A
Corporate Debt Securities	A	A	P	A

	Disciplined Equity Fund	Dividend Capture Fund	Global Select Markets Fund	Real Strategies Fund
Commercial Paper	A	A	A	A
Demand Notes	A	A	A	A
Mortgage-backed Securities	N	A	N	A
Asset Backed Securities (Non-mortgage)	N	N	N	A
Zero Coupon Securities	A	A	P	A
Inflation Protected Securities	A	A	A	A
Bankers’ Acceptances	A	A	P	A
Investment Grade Securities	A	A	P	A
Non-Investment Grade Securities	N	N	A	N
Convertible Securities	A	A	A	A
Money Market Instruments	A	A	A	A
Tax Exempt Securities
General Obligation Bonds	N	N	N	N
Special Revenue Bonds	N	N	N	N
Tax Exempt Commercial Paper	N	N	N	N
Tax Increment Financing Bonds	N	N	N	N
Municipal Securities	N	N	N	A
Variable and Floating Rate Instruments	A	A	N	N
Foreign Securities
American Depositary Receipts	A	A	P	P
Currency Exchange Transactions	N	N	A	A
European Depositary Receipts	N	N	P	A
Global Depositary Receipts	N	N	P	A
Foreign Bonds	N	A	P	A
Foreign Forward Currency Contracts	N	A	P	A
Foreign Exchange Contracts	N	N	P	A
Obligations of Supranational Agencies	N	N	P	A
Derivative Contracts
Options	P	A	P	A
Options on Equities	P	A	P	A
Options on Debt Securities	A	A	P	A
Options on Stock Indices	P	A	P	A
Options on Futures	A	A	P	A
Options on Stock Index Futures	A	A	P	A
Options on Currencies	A	A	A	A
Futures	A	A	P	A
Interest Rate Futures	A	A	P	A
Stock Index Futures	A	A	P	A
Foreign Currency Futures	N	N	P	A
Other Commodity Futures	N	N	P	A
Special Transactions
Repurchase Agreements	A	A	A	A
Reverse Repurchase Agreements	A	A	A	A
Delayed Delivery Transactions	A	A	A	A
Securities Lending	A	A	A	A
Illiquid Securities	A	A	A	A
Restricted Securities	A	A	A	A
Time Deposits	A	A	A	A
When-Issued Securities	A	A	A	A
Yankee Bonds	N	A	A	A
Investment Company Securities	A	A	P	A
Short Sales	N	N	N	N
Unit Investment Trusts	A	A	N	A

	Fixed Income Securities Fund	Intermediate Government Income Fund	Mortgage Securities Fund	Short/Intermediate Fixed Income Securities Fund	World Income Fund
Fixed Income Securities
Treasury Receipts	A	N	N	N	A
U.S. Treasury Obligations	A	P	A	P	A
U.S. Government Agency Securities	P	P	A	P	A
Bonds	A	A	A	A	P
Certificates of Deposit	A	A	A	A	A
Corporate Debt Securities	P	A	A	P	P
Commercial Paper	A	A	A	A	A
Demand Notes	A	A	A	A	A
Taxable Municipal Securities	A	A	A	A	A
Mortgage-backed Securities	A	P	P	A	N
Mortgage Dollar Rolls	A	A	A	N	A
Asset Backed Securities (Non-mortgage)	A	A	A	A	N
Zero Coupon Securities	A	A	A	A	P
Bankers’ Acceptances	A	A	A	A	P
Credit Enhancement	A	A	A	A	A
Investment Grade Securities	A	A	A	A	P
Convertible Securities	A	N	A	A	A
Money Market Instruments	A	A	A	A	A
Tax Exempt Securities
General Obligation Bonds	A	A	A	A	N
Special Revenue Bonds	A	A	A	A	N
Tax Exempt Commercial Paper	A	A	A	A	N
Tax Increment Financing Bonds	A	A	A	A	N
Municipal Notes	A	A	A	A	N
Variable and Floating Rate Instruments	A	A	A	A	N
Municipal Leases	A	A	A	A	N
Foreign Securities
Currency Exchange Transactions	N	N	N	N	A
Foreign Forward Currency Contracts	A	N	A	N	A
Foreign Bonds	A	N	N	N	P
Derivative Contracts
Options	A	A	A	N	P
Options on Equities	A	N	A	N	P
Options on Debt Securities	A	A	A	N	A
Options on Stock Indices	A	N	A	N	A
Options on Futures	A	A	A	N	A
Options on Stock Index Futures	A	N	A	N	A
Options on Currencies	A	A	N	N	A
Futures	A	A	A	A	A
Interest Rate Futures	A	A	A	A	A
Stock Index Futures	A	N	A	A	A
Foreign Currency Futures	N	N	N	N	A
Other Commodity Futures	N	N	N	N	A
Special Transactions
Repurchase Agreements	A	A	A	A	A
Reverse Repurchase Agreements	A	A	A	A	A
Delayed Delivery Transactions	A	A	A	A	A
Securities Lending	A	A	A	A	A
Illiquid Securities	A	A	A	A	A
Restricted Securities	A	A	A	A	A
Time Deposits	A	A	A	A	A
When-Issued Securities	A	A	A	A	A

	Fixed Income Securities Fund	Intermediate Government Income Fund	Mortgage Securities Fund	Short/Intermediate Fixed Income Securities Fund	World Income Fund
Yankee Bonds	A	A	N	A	A
Investment Company Securities	A	A	A	A	P
Short Sales	N	N	N	N	A
Unit Investment Trusts	N	N	N	N	A
Equity Securities
Common Stocks	N	N	A	N	P
Preferred Stocks	A	N	A	N	P
Real Estate Investment Trusts	A	N	A	N	P
Warrants	A	A	A	N	A
Index-Based Securities/ETFs	A	A	A	A	P
Ultrashort ETFs	A	A	A	A	P
ETCFs	N	N	A	N	P

INVESTMENT PRACTICES

The Prospectus for the Funds discusses the principal investment strategies of the Funds. Below you will find more detail about the types of investments and investment practices permitted by the Funds, as noted in the preceding table, including those which are not part of the Funds’ principal investment strategy.

Adjustable Rate Notes and Variable and Floating Rate Instruments

The categories of Fixed Income Securities and Tax Exempt Securities may include “adjustable rate notes,” which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost. The degree to which a variable rate note’s market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note’s interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate securities may have provisions that allow them to be tendered back to remarketing agents at par value plus accrued interest. Liquidity for these securities is provided by irrevocable letters of credit and stand-by purchase agreements. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or insured as to payment of principal and interest. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund’s limitation governing investments in “illiquid” securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund’s demand. See “INVESTMENT RESTRICTIONS” on page 37 below.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Continental Depositary Receipts (CDRs) and Global Depositary Receipts (GDRs)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Certificates of Deposit

For a discussion of Certificates of Deposit, please see the “Money Market Instruments” discussion in this section.

Commercial Paper

For a discussion of Commercial Paper, please see the “Money Market Instruments” discussion in this section.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”). See the Appendix to this SAI for a description of these ratings.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit-Enhanced Securities

Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, the Advisor evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the “credit enhancer”) rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

Defensive Investments

At times, the Advisor may determine that conditions in securities markets may make pursuing a Fund’s principal investment strategies inconsistent with the best interests of the Fund’s shareholders. At such times, the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these temporary “defensive” strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor considers consistent with such strategies.

Demand Notes

For a discussion of Demand Notes, please see the “Money Market Instruments” discussion in this section.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. Over-the-counter contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (ETCFs)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Exchange-Traded Funds (ETFs)/Index-Based Securities and Ultrashort ETFs

The Funds may invest in ETFs or Index-based Securities and Ultrashort ETFs an efficient means of carrying out their investment strategies. Index-based securities, such as Standard & Poor’s Depositary Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), World Equity Benchmark Shares (“WEBS”), and Dow Jones DIAMONDS (“Diamonds”), are often interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. ETFs may be structured as a UIT, but may also be structured as an open-end mutual fund. Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics. As with index-based securities, ETFs sell their interests directly or the interests may be purchased in a secondary market. ETFs, index-based securities and Ultrashort ETFs are traded on stock exchanges or on the over-the-counter market.

As with traditional mutual funds, ETFs and index-based securities charge asset-based fees, although these fees tend to be relatively low. ETFs and index-based securities do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell the shares.

A UIT will generally issue index-based securities in aggregations of 50,000 known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index (Index), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (Balancing Amount) designed to equalize the NAV of the Index and the NAV of a Portfolio Deposit. ETFs structured as mutual funds also issue large Creation Units in exchange for a basket of securities in a proportion similar to the current holdings of the ETF and/or a cash payment.

ETFs and index-based securities are not individually redeemable, except upon termination of the UIT or mutual fund. To redeem, the portfolio must accumulate enough index-based securities to reconstitute a Creation Unit (large aggregations of a particular index-based security). The liquidity of small holdings of ETFs and index-based securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (also see “Options”)

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (so-called “OTC options”), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See “Foreign Currency Transactions.” Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, a Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

Foreign Currency Transactions and Foreign Exchange Contracts

Foreign currency transactions and foreign exchange contracts include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency and Foreign Currency Futures Contracts”), and purchasing and selling options on foreign currencies (see “Foreign Currency Options”). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.”

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency Contracts and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.” See “Foreign Currency Transactions.”

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that any Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency the Fund is obligated to deliver.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills, or other permissible collateral, up to 5% of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin,” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Foreign Securities (including Emerging Markets)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Bonds and Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities and europaper. In addition, the Funds may invest in depositary receipts. The Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions.”

There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

The Funds may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which a Fund’s securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause a Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a “long” position) a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a “short” position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts.

Futures and options on futures are regulated by the CFTC. The Funds are operated by the Advisor, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, the Advisor is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The CFTC has adopted amendments to its rules that now require any person that claims an exemption or exclusion from Commodity Pool Operator (“CPO”) registration under CFTC Regulations 4.5, 4.13(a)(1), 4.13(a)(2), 4.13(a)(3), 4.13(a)(5) or an exemption from CTA registration under 4.14(a)(8) to annually affirm the applicable notice of exemption or exclusion within 60 days of the calendar year end. The first notice affirming these exemptions was filed for the calendar year ending December 31, 2012, and annually thereafter. The Funds’ Advisor continues to have the ability to claim the exemption and make the annual affirmation required to maintain this exemptive status. If a Fund were no longer able to claim the exclusion, the Fund’s Advisor would likely become subject to registration and regulation as a commodity pool operator or the Fund might be limited in the use of these transactions.

Hedging by use of futures on debt securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. The Funds may, for example, take a “short” position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, the Funds may take a “long” position by purchasing futures on debt securities. This would be done, for example, when the Advisor expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its corresponding reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on debt securities is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Funds may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin”. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market”. These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. The Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Index Futures Contracts and Options on Index Futures Contracts

A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (S&P 100) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (NYSE). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If a Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). The Funds may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” The Funds will enter into an option position only if there appears to be a liquid secondary market for such options.

The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of each Fund’s total assets.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership.

Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Investment Company Securities

The Funds may invest in securities of other investment companies (“Acquired Funds”), including ETFs and the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash. A Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests.

Except under exemptive rules or relief from the Securities and Exchange Commission (“SEC”), a Fund may not invest more than 10% of its total assets at any one time in the shares of other investment companies (funds), 5% of its total assets in the shares of any one investment company, or own more than 3% of the shares of any one investment company. When a Fund invests in the shares of other investment companies, investment advisory and other fees will apply, and the investment’s yield will be reduced accordingly. Pursuant to an exemptive order, dated July 24, 2001, received from the SEC, each of the Equity Funds, Income Funds and Asset Allocation Funds may invest up to 25% of their respective total assets in Interfund Shares of the Huntington Money Market Fund subject to Subchapter M as described under “Taxes” section below.

Under normal market conditions, each Fund intends to invest its assets in common stocks and index-based securities in order to achieve its investment objective. The Funds may also invest in ETFs, including index-based ETFs that relate to real estate or commodities-related business sectors and Ultrashort ETFs that provide exposure to other market sectors, as well as specific regions and countries. The shares of most index-based securities, including ETFs, are listed and traded on stock exchanges at market prices, although some shares may be redeemable at NAV for cash or securities. Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with each Fund’s investment strategy. As with traditional investment companies, index-based securities charge asset-based fees, although these fees tend to be relatively low. Index-based securities generally do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell index-based securities.

Money Market Instruments

Except where otherwise noted, the Funds may, for temporary defensive or liquidity purposes, invest up to 100% of their assets in money market instruments.

Commercial Paper, Demand Notes, Variable Amount Demand Notes and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, the Funds may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Demand notes and variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between the Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, the Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days’ notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which the Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

The Funds may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Other money market instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions, and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (for example, at least A by S&P or A by Moody’s) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (for example, obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, time deposits and similar securities.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of Deposit and Time Deposits

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Money Market Mutual Funds

Except under limited circumstances or pursuant to an exemptive relief from the Securities and Exchange Commission (SEC), a Fund may not invest more than 10% of its total assets at any one time in the shares of other funds, 5% of its total assets in the shares of any one mutual fund, or own more than 3% of the shares of any one fund. When a Fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment’s yield will be reduced accordingly.

Pursuant to an exemptive order, dated July 24, 2001, received from the SEC, each of the Equity Funds, Income Funds and Asset Allocation Funds may invest up to 25% of their respective total assets in any Huntington Money Market Fund subject to Subchapter M as described under “Taxes” section below.

Mortgage Dollar Roll Transactions

A dollar roll transaction is a transaction through which a Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value (“NAV”) if interest rates rise during the term of a dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

Mortgage-related Securities

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. Ginnie Maes are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. The FNMA is a government-sponsored organization. As of September 2008, FNMA was placed into conservatorship and is currently operated by the Federal Housing Finance Agency. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCS”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security’s effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

Mortgage Pass-through Securities

Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

Derivative Mortgage Securities

Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as “CMOs.” Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass- through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by a Fund in an attempt to protect against a reduction in the income earned on the Fund’s investments due to a decline in interest rates.

Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

The Mortgage Securities Fund will invest only in CMOs which are issued by agencies or instrumentalities of the U.S. Government or CMOs issued by private organizations which are rated AAA by an NRSRO.

Stripped mortgage-backed securities (“SMBSs”) may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities). SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or “PO” class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or “IO” class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. The Fund’s inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, the Advisor intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund’s portfolio, while continuing to pursue current income.

Municipal Securities

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities. The interest paid on municipal securities generally is tax-exempt. Municipal securities are issued to obtain funds for various public purposes, including the construction of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations or to obtain funds for general operating expenses. Municipal leases are issued by a state or local government to acquire equipment or facilities, the obligations of which are typically secured by the leased equipment or facilities.

Non-Investment Grade Securities

The fixed income securities in which the Huntington Global Select Markets Fund invests may be rated BB+ or lower by Standard & Poor’s or Ba or lower by Moody’s (referred to as “junk bonds”). Securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Obligations of Supranational Entities

For a discussion of Obligations of Supranational Entities, please see the “Foreign Securities” discussion in this section.

Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. The Funds may write combinations of covered puts and calls on the same underlying security.

In general, the Funds may write options in an attempt to increase returns or purchase options for hedging purposes.

The premium received from writing a put or call option, increases a Fund’s return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which a Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which a Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option’s exercise price regardless of any decline in the underlying security’s market price. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

When a Fund is authorized to write or purchase put and call options, it must cover such options.

The successful use of options depends on the ability of the Advisor to forecast interest rate and market movements. For example, if a Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Advisor’s expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect a closing transaction at any particular time or at an acceptable price.

A Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the OTC markets. A Fund’s ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Advisor may be considered such a group. These position limits may restrict the Trust’s ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to a Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller’s obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund’s interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, the Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to a Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

Section 4(2) commercial paper is generally sold to institutional investors, such as mutual funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Trust believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Trust may treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Trust intends not to subject such paper to any limitation applicable to restricted securities.

Reverse Repurchase Agreements

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective and fundamental investment restrictions. As a matter of non-fundamental policy, the Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with the Fund’s investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities Lending

In order to generate additional income, each Fund may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 102% for US securities and 105% for Non-US securities of the market value of the preceding business day of the securities on loan for the Fund. A Fund may lend up to 33  1⁄3% of its total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, a Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small Cap/Special Equity Situation Securities

The Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P 600 Small Cap Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a “special equity situation” may involve a significant change from a company’s past experiences, the uncertainties in the appraisal of the future value of the company’s equity securities and the risk of a possible decline in the value of a Fund’s investments are significant.

Tax-Exempt Securities

Tax-exempt securities are debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. Examples of tax-exempt securities include fixed and floating or variable rate municipal obligations, tax-exempt notes, certificates of participation, trust and partnership interests in municipal obligations, tax-exempt commercial paper, stand-by commitments and private activity bonds.

Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities. The two principal classifications of tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

Limited obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on these bonds is the responsibility of the private user (and any guarantor).

Tax-exempt notes and tax-exempt commercial paper are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”) and bond anticipation notes (“BANs”). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues or grants available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. Tax-exempt commercial paper is typically backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Private activity bonds (sometimes called “industrial development bonds”) may be issued by or on behalf of public authorities to obtain funds to support certain privately owned or operated facilities. Because dividends attributable to interest on such bonds may not be tax exempt, it may not be desirable for an investor to purchase shares of a Fund which invests in private activity bonds, if such investor is a “substantial user” of facilities which are financed by private activity bonds or industrial development bonds or a “related person” of such a substantial user.

Tax-exempt securities may be purchased through the acquisition of certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities. In such arrangements, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities must be exempt from federal income tax and applicable state income taxes to the same extent as interest on such tax-exempt securities, in the opinion of counsel to the initial seller of each such certificate or instrument.

Tax-exempt securities may also be acquired by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. A Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days’ notice, for all or any part of the Fund’s participation interest in the par value of the municipal obligation plus accrued interest. The Advisor will generally exercise the demand on a letter of credit only under the following circumstances: (1) upon default of any of the terms of the documents of the municipal obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) in order to maintain a high quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. A Fund which purchases a participation interest must receive an opinion of counsel or a ruling of the Internal Revenue Service stating that interest earned by it on the tax-exempt securities in which it holds such participation interest is excluded from gross income for federal regular income tax purposes and applicable state income taxes.

Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, and the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

The Code imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Tax-Exempt Commercial Paper

Tax-Exempt Commercial Paper typically represents very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. The obligations are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

Time Deposits

For a discussion of Time Deposits, please see the “Money Market Instruments” discussion in this section.

Treasury Receipts

For a discussion of Treasury Receipts, please see the “Money Market Instruments” discussion in this section.

Unit Investment Trusts

Unit Investment Trusts are a type of investment company, registered with the SEC under the 1940 Act, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange traded funds are organized as unit investment trusts.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury; such as bills, notes, and bonds of the U.S. Treasury, and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury.

Other such obligations are only supported by: the issuer’s right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities not backed by the full faith and credit of the U.S. Government but that receive support through federal subsidies, loans or other benefits include those issued by the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), and Tennessee Valley Authority in support of such obligations. As of September 2008, both FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency.

Certain other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. The Funds treat mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

U.S. Treasury Obligations

For a discussion of U.S. Treasury Obligations, please see the “U.S. Government Securities” discussion above.

U.S. Treasury Security Futures Contracts and Options

U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option. U.S. Treasury security futures contracts and options on such contracts are used to hedge against movements in the value of securities.

Successful use of U.S. Treasury security futures contracts depends on the ability to predict the direction of interest rate movements and the effects of other factors on the value of debt securities. For example, the sale of U.S. Treasury security futures contracts is used to hedge against the possibility of an increase in interest rates which would adversely affect the value of securities held in a Fund’s portfolio. If, unexpectedly, the prices of the securities increase following a decline in interest rates, a Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for securities. For example, if a Fund has hedged against a decline in the values of securities held by it by selling U.S. Treasury securities futures and the value of U.S. Treasury securities subsequently increases while the value of its securities decreases, the Fund will incur losses on both its U.S. Treasury security futures contracts and its securities. The Advisor will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for securities closely.

Warrants

Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which a Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities are segregated on the Fund’s records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller’s failure to complete a transaction may cause a Fund to miss a desired price or yield. In addition, because of delayed settlement, a Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

Zero-coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of a Fund when it invests in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately.

Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds’ principal risks are described in the Prospectus. Additional risk factors are outlined below.

Active Trading Risk

The Underlying Funds of the Income Generation Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

ADR and Domestically Traded Foreign Securities Risk

Because the Funds may invest in ADRs and other domestically traded securities of foreign companies, each Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Funds and its Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Advisor’s Potential Conflict Risk

In managing the Income Generation Fund, the Advisor has sole discretion in selecting and substituting the Underlying Funds in which the Fund will invest at any given time. Because the Advisor is primarily responsible for managing the Fund and each of the Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the various Underlying Funds. The conflict primarily arises because the expenses paid by the Advisor in connection with its management of certain of the Underlying Funds could be higher than expenses paid for other Underlying Funds, likewise, fees payable to the Advisor and/or its affiliates (primarily management fees) by some Underlying Funds are higher than the fees payable by other Underlying Funds. See “Fees Paid to Advisor and Affiliates.”

Allocation Risk

Because the Income Generation Fund has set limitations on the amount of assets that may be allocated to Underlying Equity Funds, Underlying Income Funds and Underlying Money Market Funds, respectively, the Fund has less flexibility in its investment strategies than funds that are not subject to such limitations. In addition, the asset allocations made by the Fund may not effectively decrease risk or increase returns for investors.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Class/Sector/Region Focus Risk

When a Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region or business sector or asset class, it is subject to increased risk. Performance will generally depend on the region’s performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the region or sector may have a greater effect on the Fund than it would on a fund that did not focus on the sector, asset class or region.

Counterparty Risk

The value of a Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by a Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with a Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from nationally recognized securities ratings organizations which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Currency Risk

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a Fund’s foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Derivative and Hybrid Instruments Risk

A Fund’s investments in derivatives can significantly increase a Fund’s exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that a Fund also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent a Fund uses a derivative security or other instrument for purposes other than as a hedge, or, if a Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to a Fund, and a potential reduction in gains to a Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or this SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Emerging Markets Risk

In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline, reducing the value of a Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested in declines or if overall market and economic conditions deteriorate.

Even Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

A Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects a Fund to unpredictable declines in the value of their investments, as well as periods of poor performance.

Exchange-Traded Commodity Funds Risk (“ETCFs”)

Commodities are tangible assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETCFs are highly dependent on the prices of the commodities in which they invest; however, most ETCFs utilize futures trading to implement their strategies, which may produce returns that differ from those that would result from owning the underlying commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. ETCFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). There may be times when the market price and NAV of an ETCF may vary significantly, and because a Fund buys and sells ETCFs at market price, it may pay more than NAV when buying an ETCF, and receive less than NAV when selling an ETCF. Additionally, an active trading market for an ETCF’s shares may not develop or be maintained. The trading of an ETCF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. Finally, a Fund incurs certain transaction costs in purchasing and selling ETCFs in the secondary market.

Exchange-Traded Funds/Index-Based Securities Risk

An investment in an exchange-traded fund (ETF) or index-based security generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies, and policies. The price of an ETF or index-based security can fluctuate up or down, and a Fund could lose money investing in an ETF or index-based security if the prices of the securities owned by the ETF or index-based security go down. In addition, ETFs and index-based securities may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s or index-based security’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s or index-based security’s shares may not develop or be maintained; or (iii) trading of an ETF’s or index-based security’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. See also “Ultrashort ETFs Risk” for further discussion on ETF Risk.

Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments on underlying obligations to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Fee Layering Risk

Because the Funds may invest in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a Fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Government Intervention and Extreme Volatility Risk

In the past, instability in the financial markets led the United States Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations could take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may also result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. If they arise, these issues may have an adverse effect on a Fund.

Hedging Risk

When a derivative contract is used as a hedge against an opposite position that a Fund holds, any loss on an underlying security (or position) should be substantially offset by gains on the hedged investment, and vice versa. Because it may not always be possible to perfectly offset one position with another, there is no assurance that a Fund’s hedging transactions will be effective.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk

The risk that the particular type of investment on which a Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk

Some transactions, such as derivatives, reverse repurchase agreements and dollar rolls, may give rise to a form of leverage, which may expose a Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by a Fund and therefore in the Fund’s net asset value will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

To mitigate leverage risk, the Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate Fund positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. A Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

Liquidity Risk

Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk

The Advisor’s selection of securities for the Funds may cause the Funds to underperform similar funds or relevant benchmarks.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of investing in bonds, however, can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Non-Investment Grade Securities Risk

Fixed income securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Portfolio Turnover Risk

The Funds may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Prepayment Risk

Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of a Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Securities Linked to the Real Estate Market and REIT Risk

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	change in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants; and

•	changes in interest rates.

Therefore, if a Fund invests a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts (“REITs”) including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass- through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Company Risk” for a discussion of the risks associated with investments in these companies.

Security-Specific Risk

Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole.

Small and Medium Size Company Risk

Companies that are small or unseasoned (that is, less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund’s investments to decrease if it needs to sell such securities when there are few interested buyers. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, the Advisor may not be aware of problems associated with the company issuing the security. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Ultrashort ETFs Risk

Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and a Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF benchmark, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

Unrated Securities Risk

To the extent that the Fund invests in unrated securities, these securities may prove less liquid than rated securities as less information is available regarding the securities and a market may not exist for the securities at a given point in time.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding Shares of the Funds. The Funds

(1)	May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3)	May lend or borrow money up to 33 1⁄3% of its total assets, or to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4)	May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6)	May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)	May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(8)	May not invest more than 10% of the Fund’s net assets at the time of purchase in options on securities (long puts and calls). In addition, each Fund will limit its obligations under futures, options on futures and options on securities to no more than 25% of the Fund’s assets.

(9)	May not invest more than 15% of a Fund’s net assets at the time of the purchase in illiquid securities.

The fundamental limitations of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than its fundamental limitations. Any changes in a Fund’s non-fundamental limitations will be communicated to the Funds’ shareholders prior to effectiveness.

Note, the Funds will not invest more than 25% of its total assets in the securities of exchange-traded funds which concentrate (i.e., invest more than 25% of their assets) in the same industry, provided that (i) through its investment in index-based securities, the Funds indirectly may invest more than 25% of its assets in one industry, and (ii) the Fund will concentrate more than 25% of its assets in investment companies.

1940 Act Restrictions. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except a Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Regulatory Compliance. The Funds may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. The Funds may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

The following are non-fundamental policies of the Funds:

•	Under normal circumstances, the Funds will invest at least 25% of its assets in the assets of U.S. issuers.

•	In applying the concentration restriction: (a) the advisor uses GICS (Global Industry Classification Standard) Level 4 as its definition of industry; and (b) asset-backed securities will be classified according to the underlying assets securing such securities. Also, to conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. Moreover, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

The following investment limitations are non-fundamental policies of the Funds. The Funds will not:

(1)	Invest more than 15% of net assets in illiquid securities.

(2)	Invest in companies for the purpose of exercising control.

(3)	Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Funds’ fundamental limitation, in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incidence of such loan, except as permitted with respect to securities lending.

(4)	Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Funds may invest in futures contracts and options on futures contracts, as disclosed in the Prospectus) and interest in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Funds may invest in companies which invest in real estate, commodities or commodities contracts.

(5)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.

(6)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Funds’ security.

Certain Funds have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their net assets to investments that have economic characteristics similar to equity securities contained in financial instruments. For purposes of such non-fundamental investment policy, the term “assets” includes the amount of a Fund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by such Fund’s name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures). The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s 80% (or 65%, in the case of the Dividend Capture Fund) investment policy.

With respect to the Underlying Funds of the Income Generation Fund, the following are non-fundamental policies of the indicated Underlying Fund:

Fixed Income Securities Fund*

•	Under normal circumstances, the Fixed Income Securities Fund will invest at least 80% of the value of its “assets” (net assets plus the amount of any borrowings for investment purposes) in fixed income securities.

Intermediate Government Income Fund*

•	Under normal circumstances, the Intermediate Government Income Fund will invest at least 80% of the value of its “assets” (net assets plus the amount of any borrowings for investment purposes) in U.S. Government securities.

Mortgage Securities Fund*

•	Under normal circumstances, the Mortgage Securities Fund will invest at least 80% of the value of its “assets” (net assets plus the amount of any borrowings for investment purposes) in mortgage-related securities, including mortgage REITs.

Dividend Capture Fund*

•	Under normal circumstances, the Dividend Capture Fund will invest at least 65% of its assets in dividend-paying stocks, and the Advisor focuses on those it believes are undervalued or out-of-favor.

Disciplined Equity Fund*

•	Under normal circumstances, the Disciplined Equity Fund will invest at least 80% of the value of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in equity securities and options contracts on equity securities and indices.

*	The above Funds will provide shareholders with at least 60 days prior notice of any change in these policies as required by SEC Rule 35d-1. These policies shall be interpreted and implemented in accordance with its purpose, which is solely to comply with Rule 35d-1.

The following investment limitations of the Disciplined Equity Fund, Dividend Capture Fund and Global Select Markets Fund are non-fundamental policies. The Funds will not:

(1)	Invest in companies for the purpose of exercising control.

(2)	Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Fund’s fundamental limitation, in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incidence of such loan, except as permitted with respect to securities lending.

(3)	Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except that the Funds may invest in futures contracts and options on futures contracts, as disclosed in the Prospectuses) and interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Funds may invest in companies which invest in real estate, commodities or commodities contracts.

(4)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.

(5)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

The following investment limitation of the Disciplined Equity Fund, Dividend Capture Fund, Global Select Markets Fund, Fixed Income Securities Fund, Intermediate Government Income Fund, Mortgage Securities Fund, Real Strategies Fund and Short/Intermediate Fixed Income Securities Fund is a non-fundamental policy. The Funds will not:

(1)	Invest in other funds in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to a fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

The portfolio turnover rates for the Income Generation Fund and World Income Fund were as follows for the Funds’ fiscal years ended October 31, 2013 and 2012:

Fund	2012		2013
Income Generation Fund	2	%*	62%
World Income Fund	76%		104%

* The Income Generation Fund commenced operations on August 31, 2012.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

Trustees and Officers

The following tables provide information about Independent Trustees and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Please note that the information consolidates and includes historical information from their service as Trustee or Officer of the Original Trusts. Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for Huntington Strategy Shares, another open-end investment company whose series are managed by the Advisor. Collectively, The Huntington Funds and Huntington Strategy Shares comprise the “Huntington Complex” which is comprised of 33 separate series. Each Trustee serves as Trustee for all 33 portfolios of the Huntington Complex.

As of December 31, 2013, the Trustees and officers as a group owned less than 1% of Shares of the Trust.

Independent Trustees Background and Compensation

Name Age Positions Held with Trust Date Service Began with Huntington Complex	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)
Thomas J. Westerfield* Age: 58 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: January 2001	Principal Occupation(s): Chairman of the Board and Of Counsel, Dinsmore & Shohl LLP (law firm) (August 2005 to present). Previous Position(s): Of Counsel, Cors & Bassett LLC (law firm) (1993-2005). Other Directorships Held: Board Member, Huntington Strategy Shares.	$75,250

Eddie R. Munson Age: 63 TRUSTEE Began Serving: June 2012	Principal Occupation(s): Retired (September 2006 to present). Previous Position(s): Certified Public Accountant, KPMG LLP (June 1972 to September 2006). Other Directorships Held: Board Member, Huntington Strategy Shares; Board Member, Bearingpoint (2006 to 2008); Board Member, United American Healthcare (September 2006 to June 2008); Board Member, Caraco (June 2011 to December 2011).	$52,000

David S. Schoedinger Age: 71 TRUSTEE Began serving: May 1990	Principal Occupation(s): Funeral Director, Schoedinger Funeral Service (1965 to present); CEO, Schoedinger Financial Services, Inc. (1987 to present). Other Directorships Held: Board Member, Huntington Strategy Shares.	$56,750

Name Age Positions Held with Trust Date Service Began with Huntington Complex	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)
Mark D. Shary Age: 53 TRUSTEE Began serving: November 2010	Principal Occupation(s): Managing Director, ET Partner (consulting) (2008 to present); Private investor (2007 to present). Previous Position(s): Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007); President, Bostech Corporation (2000 to 2002). Other Directorships Held: Board Member, Huntington Strategy Shares; Director, SafeWhite, hc1.com, Updox, MBA Focus, InnerApps, and Vantage Point Logistics (all private companies); Trustee, TechColumbus (non-profit); Director, Healthcare.com (1998-2000) (public company).	$63,000
William H. Zimmer, III Age: 60 TRUSTEE Began Serving: December 2006	Principal Occupation(s): Chief Executive Officer, Cintel Federal Credit Union, (January 2011 to present). Previous Position(s): Consultant, WHZIII, LLC (March 2009 to January 2011); Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003). Other Directorships Held: Board Member, Huntington Strategy Shares.	$55,500

*	Thomas J. Westerfield became Chairman of the Trust on February 14, 2013.

Officers*

Name Age Positions Held with Trust Address Date Service Began with Huntington Complex	Principal Occupation(s) and Previous Position(s)
Joseph L. Rezabek Age: 45 PRESIDENT 37 West Broad Street Columbus, OH 43215 Began Serving: February 2013

Principal Occupation(s): President, Huntington Asset Services, Inc. (“HASI”) (March 2012 to present); President, Huntington Strategy Shares (February 2013 to present).

Previous Position(s): Managing Director and Head of Fund Services, Citi (2006 to 2012); Chief Operating Officer (Milan, Italy), State Street Corporation (1999 to 2006).

R. Jeffrey Young Age: 49 CHIEF EXECUTIVE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: February 2010

Principal Occupation(s): Senior Vice President, HASI (January 2010 to present); Chief Executive Officer, Huntington Strategy Shares (November 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present).

Previous Position(s): President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Name Age Positions Held with Trust Address Date Service Began with Huntington Complex	Principal Occupation(s) and Previous Position(s)
Martin R. Dean Age: 50 ANTI-MONEY LAUNDERING OFFICER AND CHIEF COMPLIANCE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: July 2013

Principal Occupation(s): Senior Vice President and Compliance Group Manager, HASI (July 2013 to present); Anti-Money Laundering Officer and Chief Compliance Officer, Huntington Strategy Shares (July 2013 to present).

Previous Position(s): Director and Fund Accounting and Fund Administration Product Manager, Citi (2008 to June 2013); Senior Vice President/Vice President, Fund Administration, Citi (formerly, BISYS Fund Services) (May 1994 to 2008)

Paula G. Jurcenko Age: 49 VICE PRESIDENT 37 West Broad Street Columbus, OH 43215 Began Serving: February 2014

Principal Occupation(s): Senior Vice President, HASI (September 2012 to present); President, Unified Financial Securities, Inc. (July 2013 to present); Vice President, Huntington Strategy Shares (February 2014 to present).

Previous Position(s): Senior Vice President, Huntington Asset Advisors, Inc. (2004 to 2013); Senior Vice President, Huntington Investment Company (1996 to 2004); Assistant Vice President, Huntington Bancshares, Incorporated (1989 to 1996)

Matthew J. Miller Age: 37 VICE PRESIDENT 2960 N. Meridian St., Ste 300 Indianapolis, IN 46208 Began Serving: February 2010	Principal Occupation(s): Vice President, Relationship Management, HASI (2008 to present). Previous Position(s): Vice President, Transfer Agency Operations, HASI (2002 to 2008).

Bryan W. Ashmus Age: 41 TREASURER 37 West Broad Street Columbus, OH 43215 Began Serving: November 2013

Principal Occupation(s): Vice President, Financial Administration, HASI (September 2013 to present); Treasurer, Huntington Strategy Shares (November 2013 to present).

Previous Position(s): Citi Fund Services, Ohio, Inc. (May 2005 to September 2013).

Jay S. Fitton Age: 43 SECRETARY 3805 Edwards Road Cincinnati, OH 45209 Began Serving: February 2012

Principal Occupation(s): Vice President of Legal Administration, HASI (November 2011 to present); Secretary, Huntington Strategy Shares (October 2012 to present).

Previous Position(s): Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).

*	Officers do not receive any compensation from the Trust.

COMMITTEES OF THE BOARD OF TRUSTEES

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	Eddie R. Munson David S. Schoedinger Mark D. Shary (Chairman) Thomas J. Westerfield William H. Zimmer, III	The purposes of the Audit Committee are to oversee the Trust’s accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust’s independent auditors and the full Board of Trustees. The Audit Committee also serves as the Qualified Legal Compliance Committee.	4

Compliance	Eddie R. Munson David S. Schoedinger Mark D. Shary Thomas J. Westerfield (Chairman) William H. Zimmer, III	The purpose of the Compliance Committee is to oversee the Trust’s compliance with the legal and regulatory requirements of the Trust’s operations, including compliance with securities laws and regulations.	5

Investment Oversight	Eddie R. Munson David S. Schoedinger Mark D. Shary Thomas J. Westerfield William H. Zimmer, III (Chairman)	The purpose of the Investment Oversight Committee is to oversee the Funds’ compliance with investment policies and procedures, to monitor the Funds’ performance and the Advisor’s initiatives with regard to investment management.	1

Nominating	Eddie R. Munson David S. Schoedinger (Chairman) Mark D. Shary Thomas J. Westerfield William H. Zimmer, III	The purpose of the Nominating Committee is to nominate a person or persons to serve as a member of the Board of Trustees. The Nominating Committee will consider nominees recommended by Shareholders. The Nominating Committee shall be comprised of all Independent Trustees. Recommendations should be submitted to the Nominating Committee in care of The Huntington Funds.	0

Special Proxy Voting	David S. Schoedinger Mark D. Shary William H. Zimmer, III	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s Advisor.	0

TRUSTEES OWNERSHIP OF SHARES IN A FUND AND IN THE HUNTINGTON COMPLEX

AS OF DECEMBER 31, 2013

All Funds managed by the Advisor are part of the “Huntington Complex.” The Huntington Complex consists of the Trust and Huntington Strategy Shares.

Name of Trustee	Dollar Range of Shares Owned in a Fund	Dollar Range of Shares Owned in the Huntington Complex*
David S. Schoedinger		Over $100,000
Dividend Capture Fund	$50,000-100,000
Global Select Markets Fund	$10,000-50,000
International Equity Fund	$10,000-50,000

Name of Trustee	Dollar Range of Shares Owned in a Fund	Dollar Range of Shares Owned in the Huntington Complex*
Real Strategies Fund	$0-10,000
Rotating Markets Fund	$10,000-50,000
Situs Fund	$Over 100,000
World Income Fund	$0-10,000
Thomas J. Westerfield		Over $100,000
Money Market Fund	$10,000-50,000
Disciplined Equity Fund	$10,000-50,000
Dividend Capture Fund	$10,000-50,000
Fixed Income Securities Fund	$50,000-100,000
Global Select Markets Fund	$0-10,000
Intermediate Government Income Fund	$10,000-50,000
International Equity Fund	$10,000-50,000
Mortgage Securities Fund	$0-10,000
Real Strategies Fund	$10,000-50,000
Rotating Markets Fund	$10,000-50,000
Short/Intermediate Fixed Income Securities Fund	$10,000-50,000
Situs Fund	$50,000-100,000
US Equity Rotation ETF	$0-10,000
Mark D. Shary		Over $100,000
Rotating Markets Fund	$50,000-100,000
Income Generation Fund	$10,000-50,000
US Equity Rotation Strategy ETF	$50,000-100,000
William H. Zimmer, III		Over $100,000
Dividend Capture Fund	$50,000-100,000
Fixed Income Securities Fund	$10,000-50,000
Short/Intermediate Fixed Income Securities Fund	$ 10,000-50,000
Eddie R. Munson		$10,000-50,000
Situs Fund	$10,000-50,000

*	The Huntington Funds Complex consists of 31 series of the Trust and 2 series of Huntington Strategy Shares.

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time since 1990. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; (3) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (4) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information set forth in the table above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Eddie R. Munson

Mr. Munson’s experience includes service as a Certified Public Accountant for over 30 years. In addition, Mr. Munson has served on the Boards of several companies, including an international business consulting firm, a healthcare management company and a pharmaceutical developer and manufacturer. This experience provides him with an extensive knowledge of management, financial reporting, operational and corporate governance issues.

David S. Schoedinger

Mr. Schoedinger’s experience as the chairman and chief executive officer of a private company and president of an insurance agency provides him an extensive knowledge of investment, operational, management and corporate governance issues. As chairman and chief executive officer, Mr. Schoedinger managed all of the investing for the company’s defined benefit plan until 2009.

Mr. Schoedinger has also served on the boards of two private companies and as past president for several industry organizations. In addition, his over twenty years as an Independent Trustee of the Trust have given him an extensive understanding of the Trust’s operations.

Mark D. Shary

Mr. Shary’s experience includes over twenty years of corporate executive and accounting experience, including service as the chief financial officer of a publicly traded company and the chief executive officer of two companies. Mr. Shary is a Certified Public Accountant and has served in the financial services and investment company-related practices of a global accounting firm. Mr. Shary has also served on the boards of public and private companies, as well as non-profit entities. This experience provides Mr. Shary with extensive knowledge of management, financial reporting, and corporate governance issues. In addition, his multi-year service as an Independent Trustee of the Trust has given him a strong understanding of investment company operations.

Thomas J. Westerfield

Mr. Westerfield’s experience includes serving as a corporate lawyer advising on corporate and mutual fund issues since 1981. Mr. Westerfield has also served on the boards of private companies, including a real estate development company. His legal background and board experience provides him with extensive knowledge of regulatory, business, financial reporting and corporate governance issues. In addition, his twelve years of service as a Trustee of the Trust have given him an extensive understanding of the Trust’s operations.

William H. Zimmer III

Mr. Zimmer has over twenty years of corporate and financial industry experience, including service as a chief financial officer of a publicly traded company, assistant treasurer of a multinational corporation, secretary-treasurer of a large NYSE firm, and a manager of global treasury operations for a large bank. Mr. Zimmer also has experience serving on the boards of mutual funds and large companies. This experience provides him with an extensive knowledge of management, financial reporting, operational and corporate governance issues. In addition, his five years as an Independent Trustee of the Trust have given him a strong understanding of the Trust’s operations.

Board Structure

The Board of Trustees is responsible for overseeing the management and operations of the Trust. The Board consists of five Independent Trustees. The Chairperson of the Trust, Thomas J. Westerfield, is an Independent Trustee.

The Board of Trustees has five standing committees: Audit Committee, Compliance Committee, Investment Oversight Committee, Nominating Committee and Special Proxy Voting Committee. The Audit Committee and Nominating Committee are chaired by Independent Trustees. Through the Audit, Compliance, Investment Oversight, Nominating and Special Proxy Voting Committees, the Independent Trustees consider and address important matters involving the Trust, including those presenting conflicts or potential conflicts of interest for Trust management. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Funds, the Advisor and other service providers to the Trust have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks.

The Board of Trustees exercises oversight of the risk management process through the Audit Committee and the Compliance Committee, and through oversight by the Board itself. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board and the Investment Oversight Committee monitor the Funds’ investment policies and procedures as well as valuation of the Funds’ securities. The Board and the Investment Oversight Committee also receive quarterly reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Funds.

Investment Advisor

Huntington Asset Advisors, Inc. (the “Advisor”) has served as investment advisor to the Trust since its creation on May 12, 2001, as part of a reorganization of the investment advisory services of Huntington National Bank. The Advisor is a separate, wholly owned subsidiary of Huntington National Bank.

Huntington National Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”). With over $59 billion in assets as of December 31, 2013, HBI is a Maryland corporation and major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services and trust services.

Under an investment advisory agreement between the Trust and Advisor (“Investment Advisory Agreement”), the Advisor, at its expense, furnishes a continuous investment program for the Funds and makes investment decisions on each Fund’s behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust’s Declaration of Trust and By-laws, and to the 1940 Act. In addition, the Advisor makes decisions consistent with each Fund’s investment objectives, policies, and restrictions, and such policies and instructions as the Trustees may, from time to time, establish. Under the Investment Advisory Agreement, the Advisor may delegate to another investment adviser the responsibility of investing the Fund’s assets subject to the supervision of the Advisor and the Board. The delegation of investment advisory services to a subadvisor does not relieve the Advisor from any duty or liability it would otherwise have under the Investment Advisory Agreement.

The Investment Advisory Agreement provides that the Advisor shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of the Advisor.

The Investment Advisory Agreement may be terminated without penalty with respect to the Funds at any time by the vote of the Trustees or by the shareholders of the Fund upon 60 days’ written notice, or by the Advisor on 90 days’ written notice. The Investment Advisory Agreement may be amended only by a vote of the shareholders of the Funds. The Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment.

The Investment Advisory Agreement provides for an initial term of two years. Thereafter, the Investment Advisory Agreements will continue in effect from year to year only so long as such continuance is approved at least annually with respect to the Funds by the vote of either the Trustees or the shareholders of the Funds, and, in either case, by a majority of the Trustees who are not “interested persons” of Huntington, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor’s advisory fee will lower the Fund’s expenses, and thus increase the Fund’s yield and total return, during the period such voluntary reductions are in effect.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shares of the Funds.

Because of the internal controls maintained by the Advisor to restrict the flow of non-public information, each Fund’s investments are typically made without any knowledge of the Advisor’s or its affiliates’ lending relationships with an issuer.

Portfolio Manager Information

The following information about the Funds’ Portfolio Managers is provided as of the end of the Funds’ most recently completed fiscal year.

Income Generation Fund

Other Accounts Managed by B. Randolph Bateman	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	6 funds/$494,000,000
Other Pooled Investment Vehicles	None
Other Accounts	29 accounts/$585,000,000

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None.

Other Accounts Managed by Kirk Mentzer	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	3 funds/$595,818,719
Other Pooled Investment Vehicles	None
Other Accounts	None

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None.

World Income Fund

Other Accounts Managed by Paul Attwood	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	3 funds/$350,000,000
Other Pooled Investment Vehicles	None
Other Accounts	6 accounts/$15,000,000

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None.

Other Accounts Managed by B. Randolph Bateman	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	6 funds/$494,000,000
Other Pooled Investment Vehicles	None
Other Accounts	29 accounts/$585,000,000

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None.

Other Accounts Managed by Chip Hendon	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	1 fund/$36,000,000
Other Pooled Investment Vehicles	None
Other Accounts	180 accounts/$164,000,000

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: $10,001-$50,000.

Other Accounts Managed by Ronald Weiner	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	2 funds/$1,556,079,651
Other Pooled Investment Vehicles	None
Other Accounts	11 accounts/$46,925,380

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None.

Mr. Bateman is paid a fixed base salary and is eligible for a cash bonus. Base salary is determined within a market competitive salary range, based on his experience and performance, and is reviewed annually. The cash incentive is part of the 2014 Management Incentive Plan (“MIP”). MIP is an annual plan that is funded based on a percentage of annual base salary measured against corporate objectives and paid based on individual and business unit performance.

Mr. Bateman is eligible for annual awards of stock options and restricted stock units on The Huntington National Bank’s holding company stock, the amount of which is recommended by his manager and subject to approval by the Chief Executive Officer and the Compensation Committee of the Board of Directors of the holding company. Mr. Bateman is eligible, but has not elected, to participate in a deferred compensation program.

Mr. Mentzer, Mr. Attwood and Mr. Hendon are paid a fixed base salary and are eligible for cash incentives as described below. Base salary is determined within a market competitive salary range, based on the portfolio manager’s experience and performance, and is reviewed annually. The cash incentive is part of the 2014 Trust Incentive Plan (“TIP”). The TIP has several quarterly award components which are as follows:

•	The new business component of the quarterly incentive is calculated and paid based on generation of first year fees for new business sales for the quarter.

•	The quarterly award is based on a percentage of the Fund Manager’s quarterly base salary, and is based on the assigned Fund’s Morningstar ranking for the calendar quarter. In addition, retail growth of its respective Fund and is then adjusted for performance and for compliance and risk-related events. A percentage of the final quarterly award is subject to a deferral until after year-end with the final pooled/deferred amount subject to Corporate performance.

•	Additionally, Mr. Attwood and Mr. Hendon are eligible for a quarterly incentive under the Managed Asset Program (“MAPS”) which is a specific number of basis points on any new assets managed under their assigned specialty area in the MAPS program. Mr. Attwood’s specialty area is International. Mr. Hendon’s specialty area is Defensive Equity.

•	Additionally, Mr. Mentzer, Mr. Attwood and Mr. Hendon are responsible for researching and making buy, hold and sell recommendations for individually-assigned industries. Based on the Advisor’s Chief Investment Officer’s and the Director of Research’s assessment, and at their discretion, the portfolio manager may be awarded an incentive of a certain percentage of his quarterly base salary by the Advisor’s Chief Investment Officer and the Director of Research by comparing the performance of a selected group of that portfolio manager’s recommended industry stocks to the relevant industry sector or peer group. Such industry sector or peer group is selected and changed by the Chief Investment Officer from time to time at his sole discretion.

•	The new business component of the quarterly incentive is calculated and paid based on generation of first year fees for new business sales for the quarter.

Mr. Mentzer and Mr. Attwood are eligible for an annual award of restricted stock units on the Bank’s holding company stock, the amount of which is recommended by the portfolio manager’s manager and approved by the Chief Executive Officer and Compensation Committee of the holding company. Mr. Mentzer is eligible, but has not elected, to participate in a deferred compensation program.

Advisor Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Advisor does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for portfolio managers to devote more attention to those accounts that pay high advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. All individual trust accounts are reviewed at least annually to assure that investment decisions are consistent with the stated objectives and investment strategy of the trust, with legal and regulatory limitations, and with the current fundamental strategy of the Advisor.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines and compliance with its Code of Ethics. Finally, the Advisor has structured its portfolio managers’ compensation in a manner, and the Funds have adopted policies and procedures reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Under Rule 206(4)-6 of the Advisers Act , it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

The Trustees have delegated to the Advisor authority to vote proxies on the securities held in the Funds’ portfolios. The Advisor’s proxy voting policies are set forth below, and shall govern its voting of such proxies.

I. Policy

It is the policy of the Advisor to vote proxies associated with securities held by The Huntington Funds (the “Funds”) in the best interest of the shareholders of the Funds, and to vote proxies associated with other customers in the best interest of those customers. The Advisor will employ an independent third party (currently Broadridge Financial Solutions, Inc. (“Broadridge”)) to (i) provide voting recommendations and guidelines from Glass, Lewis & Co., LLC (“GLC”) for all proxies for which the Advisor has authority to vote (except, as described below, for proxy votes which pertain to the Funds or which are required to be voted in a particular manner under applicable law) and (ii) to cast a vote consistent with the recommendation of the independent third party (unless the Funds’ Special Proxy Voting Committee overrides the recommendation of the independent third party), or as required by applicable law (as described below). Proxy voting matters which pertain to the Funds for which a vote has already been cast by the Special Proxy Voting Committee of the Board, will be cast according to the vote of the Special Proxy Voting Committee of the Board.

Certain Funds may be required to vote proxies in a manner specified under the 1940 Act. In particular, a Fund that relies on Section 12(d)(1)(F) of the 1940 Act to invest in the securities of other investment companies must vote its shares in an underlying investment company in accordance with Section 12(d)(1)(E) of the 1940 Act. Additionally, Affiliated Funds of Funds that rely on Section 12(d)(1)(G) have the potential to present unique conflicts of interest in proxy voting. Therefore, with respect to those Funds that rely on Section 12(d)(1)(F), and with respect to the Affiliated Funds of Funds that rely on Section 12(d)(1)(G), the Advisor and the independent third party will have no discretion in voting proxies and the Advisor will instruct the independent third party to vote those Funds’ proxies on underlying investment companies in the same proportion as the vote of all other holders of such securities (commonly referred to as “echo” or “mirror” voting).

The Advisor’s Operations Manager will appoint a Proxy Review Committee to monitor the recommendations made and votes cast by the independent third party to assure that votes are consistent with, as applicable: (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Funds, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.

The Advisor may refer to the Special Proxy Voting Committee any proxy vote related to holdings of the Funds that would be impractical or inappropriate to resolve by following the voting recommendation of the independent third party vote.

II. Committees

1.	Proxy Review Committee

a.	The purpose of the Proxy Review Committee is to monitor the recommendations made and votes cast by the independent third party to assure that such votes are consistent with, as applicable, (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Funds, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.

b.	The Proxy Review Committee will report, to the Advisor’s Investment Policy Committee, on a quarterly basis the results of its monitoring activities. Any votes that appear inconsistent with these Policies will be reported to the Advisor’s Investment Policy Committee immediately.

c.	The Proxy Review Committee will provide the Special Proxy Voting Committee with the information it needs for the Committee to determine how to vote a proxy, including information pertaining to any possible conflict of interest.

d.	The Advisor’s Operations Manager will appoint the members of the Proxy Review Committee.

2.	Special Proxy Voting Committee

a.	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Funds with respect to specific votes referred by the Funds’ Advisor.

b.	The Special Proxy Voting Committee shall be composed exclusively of the independent Trustees of the Board of Trustees of the Funds.

c.	The Special Proxy Voting Committee will conduct its activities according to the Special Proxy Voting Committee Charter.

III. Conflicts of Interest

The Advisor will ensure that proxy votes are voted in the Funds’ best interest and are not affected by the Advisor’s conflicts of interest. Proxy votes cast based upon the recommendations of an independent third party will be cast according to that party’s pre-determined proxy voting policy and therefore will involve little discretion on the part of the Advisor. If, for any reason, the third party makes no recommendation about a particular issue, the proxy voting committee will attempt to cast a vote according to the most reasonably applicable pre-determined policy. For proxy votes on issues held by the Funds for which the Advisor overrides the recommendation of the independent third party, or for which no recommendation is made by the third party, the Advisor will grant voting authority to the Special Proxy Voting Committee.

IV. Guidelines

The Advisor has adopted GLC’s proxy voting guidelines, as they may be amended from time to time, to further the interest of the Funds’ shareholders with respect to proxy voting matters. A current summary of the pre-determined proxy voting guidelines can be found at www.huntingtonfunds.com. The Proxy Review Committee will review the proxy voting guidelines no less frequently than annually to assure that votes continue to be cast in the best interest of shareholders of the Funds. Any changes in the guidelines will be communicated at least annually by the Proxy Review Committee to the Advisor’s Investment Policy Committee and the Chief Compliance Officer of the Funds.

V. Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, as amended, the Advisor must retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding Fund securities; (iii) records of votes on behalf of the Funds; (iv) records of Fund requests for proxy voting information, and (v) any documents prepared by the Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisor may rely on proxy statements filed on the SEC’s EDGAR system (instead of keeping its own copies), as well as proxy statements and records of its votes cast that are maintained with an independent third party, provided that the Advisor obtains an undertaking from the independent third party to provide a copy of the documents promptly upon request.

Proxy Voting Report

A report on “Form N-PX” of how the Funds voted any proxies during the most recent 12-month period ended June 30 is available without charge through The Huntington Funds’ website. Go to www.huntingtonfunds.com; select “Fund Shareholders;” then use the link to “Proxy Voting Record” and select a Fund. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The disclosure policy of the Funds and the Advisor generally prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to all other investors. Employees of the Advisor or their affiliates who have access to nonpublic information concerning the Funds’ portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for certain personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about the Funds’ portfolio holdings for purposes relating to their services. All of these service providers are identified elsewhere in the Prospectus or in the Appendix to this SAI.

No consideration may be received by the Fund, the Advisor, any affiliate of the Advisor or any of their employees in connection with the disclosure of portfolio holdings information.

The Board exercises oversight of the disclosure of Fund portfolio holdings by: (1) overseeing the implementation and enforcement of the policy, the Trust’s Code of Ethics and other relevant policies and procedures of the Trust and its service providers by the CCO; (2) considering reports and recommendations by the CCO concerning materials compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) considering proposed amendments to this policy. The Board also receives and reviews periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Advisor’s Chief Compliance Officer and the authorization of the Funds’ Chief Executive Officer or Chief Financial Officer. Approval to furnish nonpublic portfolio holdings information to a third party will be given only if there is a legitimate business purpose and such disclosure is subject to a confidentiality agreement to safeguard the confidentiality of the information so that the information will be used only for the purposes for which it was furnished and otherwise protect against misuse of such information. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.

The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. These organizations are Lipper, Morningstar and Standard & Poor’s, Inc., who receive a full portfolio holdings listing each month.

The Advisor may also disclose nonpublic portfolio holdings information of the Funds no less often than monthly to Abel/Noser Corp., Bloomberg, Bondedge, eVestment, FactSet, InvestEdge, Investment Scorecard, Inc., McGraw-Hill, Thomson-Vestek, Valueline, Vickers and Wilshire Associates, Inc., so that they can provide the Advisor with portfolio and trading analysis and comparative information based on proprietary modeling software to assist the Advisor in its investment management process. In addition, traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.

The Funds may provide portfolio holdings information to certain legal firms that monitor potential securities settlements or litigation. These firms are Berger & Montague, P.C., Bernstein Litowitz Berger & Grossman LLP, Chimicles & Tikellis LLP, Grant & Eisenhofer P.A., and Robbins Geller Rudman & Dowd LLP.

Portfolio Transactions

The Advisor may place portfolio transactions with broker-dealers that furnish, without cost, certain research, statistical, and quotation services of value to the Advisor and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by the Advisor. Investment decisions for the Funds and other clients of the Advisor are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold by the Advisor for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Advisor on the same day. To the extent that multiple clients are purchasing or sell a specific security at the same time, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Funds. Purchase and sale orders for the Funds may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results for the Trust.

As part of its regular banking operations, Huntington National Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington Bank. The lending relationship will not be a factor in the selection of securities for the Funds.

Brokerage Allocation and Other Practices

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Advisor places all orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for the Fund the best price and execution available. In seeking the best price and execution, the Advisor having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for their clients. Consistent with this practice, the Advisor may receive research, statistical, and quotation services from many broker-dealers with which it places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor and its affiliates in advising various clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Funds. The fee paid by the Funds to the Advisor is not reduced because the Advisor and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreement, the Advisor may cause the Funds to pay a broker-dealer that provides the brokerage and research services described above an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer may charge for effecting that transaction. The Advisor’s authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

No brokerage commissions were paid by the Income Generation Fund for the fiscal years ended October 31, 2012 and 2013. The following brokerage commissions were paid by the World Income Fund for the fiscal years indicated:

	World Income Fund
	For the fiscal years ended October 31,
	2011	2012	2013
Brokerage Commissions Paid	$71,754	$117,750	$300,310

On October 31, 2013, the Funds owned securities of the following regular broker/dealers (amounts in thousands):

Fund	Security Type	Security	Holdings
Income Generation Fund	N/A	N/A	N/A
World Income Fund	Equity	Wells Fargo	$384
	Equity	Raymond James	$384
	Equity	Ameriprise	$338

CODE OF ETHICS

Each of the Trust, the Advisor, and the Distributor maintains a Code of Ethics which permits the Trustees and certain employees to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to certain preclearance and blackout provisions that minimize potential conflicts of interest. Although they do permit these persons to trade in securities, including those in which a Fund may invest, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. As of the date of this SAI, copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust’s Registration Statement.

Expenses

The Trust’s service providers bear all expenses in connection with the performance of their respective services, except that the Funds will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of the Trustees who are not partners, officers, directors, shareholders or employees of Huntington National Bank, SEC fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by the Trust, auditing and legal fees and expenses, fees charged by rating agencies in having the Funds’ Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Funds, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders and Trustee reports and meetings and any extraordinary expenses.

Distributor

Unified Financial Securities, Inc. (“Distributor”) is the Fund’s Distributor.

The Distributor offers Shares on a continuous, best-efforts basis and markets the Shares to institutions or to individuals, directly or through investment professionals. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. From time to time, the Distributor, may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds. The Distributor is a wholly-owned subsidiary of Huntington Bancshares, Incorporated.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays a portion of this charge to eligible financial intermediaries for sales of Fund shares and/or administrative services. The Distributor retains any portion not paid to a financial intermediary, and can make this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

Rule 12b-1 Plan (Class A Shares and Class C Shares)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Distribution Plan, the Distributor or the Fund may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Class A Shares and Class C Shares of the Fund. The Distributor or the Fund may also enter into Rule 12b-1 related agreements with financial institutions (including fiduciaries, custodians for public funds, and investment advisers) to provide distribution related and other services with respect to Class A Shares and Class C Shares. The Rule 12b-1 Plan may benefit the Fund in a number of ways. For example, it is anticipated that the Plan may help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

Under the 12b-1 Plan, the Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will the Fund pay for any expenses of a financial intermediary that exceed the maximum Rule 12b-1 Plan fee.

The fee paid to the Adviser and/or Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of the class. Class A Shares of the Funds pay a maximum distribution and service fee of 0.25% of the Fund’s Class A Shares’ average daily net assets. Class C Shares of the Funds pay a maximum distribution and service fee of 1.00% of the Fund’s Class C Shares’ average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.

SHAREHOLDER SERVICES

The Funds may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates, for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

In addition to the Rule 12b-1 and/or shareholder services fees that the Funds may pay to financial intermediaries, the Distributor, the Advisor and their affiliates may pay out of their own resources and reasonable profits amounts (including items of material value) to certain financial intermediaries. While Financial Industry Regulatory Authority (“FINRA”) regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that the Distributor, the Advisor and its affiliates may pay out of their own resources and reasonable profits. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor and their affiliates for any service the financial intermediary provides.

The following four examples illustrate the types of instances in which the Distributor, the Advisor and their affiliates may make additional payments to a financial intermediary.

Supplemental Payments

Other than 12b-1 and shareholder services fees, financial intermediaries may be paid fees out of the assets of the Distributor, the Advisor and their affiliates (but not out of Fund assets).

Financial intermediaries may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Funds or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

Processing Support Payments

The Distributor, the Advisor and their affiliates may make payments to financial intermediaries that sell Fund Shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that they may make under this category include: payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediaries’ mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor, the Advisor and their affiliates may make payments to certain financial intermediaries who sell Fund Shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, the Advisor and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Advisor and their affiliates also may hold or sponsor, at their expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor, the Advisor and their affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

The Funds paid the following fees pursuant to the Distribution Plan for Class A Shares for the fiscal year ended October 31, 2013.

	Income Generation Fund	World Income Fund
Fees Paid for the fiscal period	A Shares*	A Shares
12b-1 Fees Paid	$	$16,867

The Funds paid the following fees pursuant to the Distribution Plan for Class C Shares for the fiscal year ended October 31, 2013.

	Income Generation Fund	World Income Fund
Fees Paid for the fiscal period	C Shares	C Shares*
12b-1 Fees Paid	$16,398	$

*As this is the Fund’s first fiscal year in operation for the respective share class, no information regarding fees paid is available.

UNDERWRITING COMMISSIONS

For the fiscal year ended October 31, 2013, Unified Financial Securities, Inc., the Funds’ distributor, received underwriter commissions of $3,584 earned on the sale of the Funds’ Class A Shares and $0 earned on the sale of the Funds’ Class C Shares.

Administration Services

Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Incorporated, provides administration, financial administration and accounting services at the following annual rate on a tiered basis:

Fee Rate	Average Daily Net Assets of the Trust
0.1822%	on the first $4 billion
0.1650%	on the next $2 billion
0.1575%	on the next $2 billion
0.1450%	on assets in excess of $8 billion

There is no minimum annual fee per Fund or class of Shares.

The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

Custodians

The Huntington National Bank currently serves as custodian for the Funds. For its custody services, The Huntington National Bank receives an annual maximum fee of 0.026% calculated on the domestic assets in the Huntington World Income Fund as of the last day of each month, plus out of pocket expenses. It also receives an annual surcharge of 0.005% of 1.00% calculated on the net non-domestic assets of the Huntington World Income Fund as of the last day of each month. The Huntington National Bank receives an annual maximum fee of 0.01% calculated on the assets in the Huntington Income Generation Fund as of the last day of each month, plus out of pocket expenses.

Brown Brothers Harriman & Co. serves as sub-custodian for the foreign assets of the Huntington World Income Fund.

Transfer Agent and Dividend Disbursing Agent

HASI, Indianapolis, IN, a wholly-owned subsidiary of HBI, serves as the transfer agent and dividend disbursing agent for the Trust.

Independent Registered Public Accounting Firm

Ernst & Young LLP is the independent registered public accounting firm for the Trust.

Legal Counsel

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, DC 20006, is counsel to the Trust and Independent Trustees and will pass upon the legality of the Shares offered hereby.

FEES PAID BY THE FUNDS FOR SERVICES

	Income Generation Fund
	For the fiscal years ended October 31,
	2012*	2013
Advisory Fee Paid	$184	$2,278
Advisory Fee Waived	$38,466	$107,644
Administrative Fee Paid	$335	$4,118
Financial Administration Fee Paid	$148	$—
Financial Administration Fee Waived	$—	$—
Chief Compliance Officer Services***	$65	$13

	World Income Fund
	For the fiscal years ended October 31,
	2011**	2012	2013
Advisory Fee Paid	$43,892	$158,683	$174,000
Advisory Fee Waived	$—	$72,967	$219,374
Administrative Fee Paid	$15,994	$57,824	$62,933
Financial Administration Fee Paid	$1,800	$21,382	$—
Financial Administration Fee Waived	$—	$—	$—
Chief Compliance Officer Services***	$360	$1,339	$921

*	The Income Generation Fund commenced operations on August 31, 2012.
**	The World Income Fund commenced operations on May 2, 2011.
***	Chief Compliance Officer services are contracted with Huntington and paid by the Trust at the contractual rate of $135,188 per calendar year.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Funds is available with the Funds’ Annual or Semi-Annual Report to Shareholders, as applicable, covering the period covered by the relevant Annual or Semi-Annual Report.

PRINCIPAL HOLDERS OF SECURITIES

Information is provided below regarding each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of Shares of any Fund. The Advisor is a wholly owned subsidiary of Huntington Bank. Huntington Bank, a national banking association, is a direct wholly-owned subsidiary of HBI, a bank holding company organized under the laws of Maryland. By virtue of the Advisor’s affiliation with Huntington Bank, the Advisor may be deemed to control the Funds.

As of October 31, 2013, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Fund Share Class	Shareholder Name Address	Shares Owned	Percentage Owned
Income Generation Fund Class A Shares	None
Income Generation Fund Class C Shares	National Financial Services, LLC	13,671.857	6.11%
	Downingtown, PA
	National Financial Services, LLC	20,769.407	9.29%
	Greenville, SC
	National Financial Services, LLC	25,000.000	11.18%
	New Albany, OH
	National Financial Services, LLC	19,801.980	8.85%
	New Middletown, OH
World Income Fund Institutional Class	National Financial Services, LLC	1,343,971.585	46.91%
	Columbus, OH
	National Financial Services, LLC	1,375,323.316	48.01%
	Columbus, OH
World Income Fund Class A Shares	None
World Income Fund Class C Shares	None

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established three classes of Shares. The Income Generation Fund offers Class A Shares and Class C Shares and the World Income Fund offers Class A Shares, Class C Shares and Institutional Shares. Class A Shares, Class C Shares and Institutional Shares of a series are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

All shareholders are entitled to one vote for each Share held on the record date for any action requiring a vote by the shareholders and a proportionate fractional vote for each fractional Share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of the Fund or class, or (ii) only holders of Class A Shares and Class C Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, a Trustee may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Funds should be directed to the Trust, c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110.

Additional Information on Purchases, Exchanges and Redemptions

Class C Shares may be purchased, exchanged with other Class C Shares within the Huntington Complex, or redeemed by contacting the Trust or your investment professional. Class C Shares may also be offered through other financial intermediaries.

Class A Shares may be purchased, exchanged or redeemed by contacting the Trust or your investment professional. Class A Shares may also be offered through other financial intermediaries.

Institutional Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of Huntington or its affiliates or correspondent banks as well as similar customers of third party financial institutions. Individuals who receive Institutional Shares as a result of a Trust distribution or similar transaction or by operation of law, will be permitted to retain such Shares, but may not purchase additional Institutional Shares, except by means of the reinvestment of dividends or distributions. Exchanges of Institutional Shares, if permitted by the account agreement, as well as redemptions of Institutional Shares, are made by contacting the Trust.

Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder’s permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases of all classes of Shares are made at NAV, plus (for Class A Shares only) any applicable sales charge. All purchases are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Class A Shares and Class C Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared. Purchases and redemptions of Class C Shares are subject to a deferred sales charge.

If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Payment in Kind. In addition to payment by check, Shares of a Fund may be purchased by customers of the Advisor in exchange for securities held by an investor which are acceptable to the Fund. Investors interested in exchanging securities must first telephone Huntington at (800) 253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, Huntington will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose Shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by a Fund must be delivered within five days following acceptance.

Securities accepted by the Fund are valued in the manner and on the days described in the section entitled “Determination of Net Asset Value” as of 4:00 p.m. (Eastern Time).

The value of the securities to be exchanged and of the Shares of the Fund may be higher or lower on the day Fund Shares are offered than on the date of receipt by Huntington of the written description of the securities to be exchanged. The basis of the exchange of such securities for Shares of the Fund will depend on the value of the securities and the NAV of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from Huntington.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go “ex” (the interval between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

Sales Charge Reductions/Waivers (Class A Shares). Class A Shares may be purchased without an initial sales charge by any investor who buys Class A Shares through an investment professional that does not accept a sales commission from the Fund’s Distributor. Investment professionals wishing to offer this sales charge waiver should call the Trust. Also, sales charges applicable to purchases of Class A Shares may be reduced for certain investors or groups of investors who make larger investments. Investors wishing to take advantage of these sales charge reductions should call the Trust.

Reinstatement Privilege. Every shareholder has a one-time right, within 60 days of redeeming Class A Shares of the Fund, to reinvest the redemption proceeds at the next-determined NAV in Class A Shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge.

If the shareholder redeems Class A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration and reinvestment options relating to a Fund being exchanged will be used for any new fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

Redemptions of all classes of Shares are made at NAV, less any applicable contingent deferred sales charge (CDSC). If you make exchanges of your Class A Shares among the Funds, the holding period for purposes of determining the applicable CDSC will be determined based on the purchase date of your original Shares.

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110, Indianapolis, IN 46206-6110.

Proceeds from the redemption of Shares purchased by check will not be available until the check has cleared.

Redemption in kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Trustees deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

DETERMINATION OF NET ASSET VALUE

NAV is calculated as of the close of the NYSE every Monday through Friday that the NYSE is open.

TAXES

Federal Income Taxation

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification as a RIC requires, among other things, that each Fund:

(i)	derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii)	diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, a Fund will not be subject to federal income tax on its “net investment income” (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the Fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, a Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from Municipal Obligations and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the Fund) on alternative minimum taxable income.

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year (and fails, or was not eligible, to take advantage of certain remedial provisions), the Fund would be subject to tax on its income at corporate rates, and all distributions from earnings and profits, including any distribution of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the under-distributed amounts.

A dividend paid to shareholders by a Fund in January is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund distributions. Distributions from a Fund will be taxable to shareholders as ordinary income to the extent derived from the Fund’s investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held more than one year over net losses from capital assets held by the Fund for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the Shares in the Fund. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid).

Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. Any gain resulting from the sale of exchange of Fund Shares generally will be taxable as capital gains. Long-term capital gain rates have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—through December 31, 2012. For taxable years beginning on or before December 31, 2012, distributions of investment income properly designated by a Fund as derived from “qualified dividend income” are taxed at the rates applicable to long-term capital gains. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. Generally, dividends paid by REITs do not qualify for the lower tax rates that apply to certain other “qualified investment income.” A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the Unites States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

Due to certain of a Fund’s hedging and other investment activities, the net investment income calculated for accounting purposes and distributed to shareholders may in certain circumstances exceed or be less than the Fund’s net tax exempt and taxable income. If a Fund distributes amounts in excess of the Fund’s “earnings and profits” (which provide a measure of the Fund’s dividend paying capacity for tax purposes), such excess distributions to shareholders will be treated as a return of capital to the extent of a shareholder’s basis in his or her Shares, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder but has the effect of reducing the shareholder’s basis in the relevant Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of his or her Shares. Dividends and distributions on a Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed.

Hedging transactions. Certain investment and hedging activities of a Fund, including transactions in options, futures contracts, straddles, forward contracts, foreign currencies, foreign securities, or other similar transactions, will be subject to special tax rules (including sale, mark-to-market, straddle, wash sale and short-sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s assets, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of a Fund’s income and distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of a Fund’s hedging activities (including its transactions in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income in less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign currency-denominated securities and related hedging transactions. A Fund’s transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Tax Credit. If more than 50% of a Fund’s assets at year end consists of the stock or securities in foreign corporations, the Fund would qualify for and intends to make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amount distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). A shareholder’s ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which shareholders may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 31-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing Fund.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. A Fund’s investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments.

Sale or redemption of Shares. The sale, exchange or redemption of a Fund’s Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of a Fund’s Shares will be treated as short-term capital gain or loss. However, if a shareholder sells Shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such Shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of a Fund’s Shares will be disallowed if other Shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

Backup Withholding. In general, a Fund is required to withhold and remit to the U.S. Treasury a percentage of the proceeds of Share sales, exchanges, or redemptions made by and taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2014. Unless Congress enacts tax legislation providing otherwise, this legislation could expire and the backup withholding rate will be 31% for amounts paid after December 31, 2014.

The Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these new regulations.

Securities issued or purchased at a discount. A Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Unrelated Business Taxable Income. Under current law, a Fund generally serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will pay an excise tax equal to the amount of that UBTI.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting purchases of Shares of a Fund. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, investors are urged to consult their tax advisors with specific reference to their own tax situation.

DIVIDENDS AND DISTRIBUTIONS

The Funds will declare and distribute dividends from net investment income of each class of Shares, if any, monthly, and will distribute their net realized capital gains, with respective to each class of Shares, if any, at least annually.

PERFORMANCE INFORMATION

From time to time the Trust may advertise the performance of the Funds. All data is based on past performance and is not intended to indicate future results. Performance of Institutional Shares, as compared to Class A Shares or Class C Shares, will normally be higher because Class A Shares and Class C Shares are subject to distribution (12b-1) fees.

Generally, the Funds will advertise average annual total returns.

In accordance with SEC guidelines, the average annual total return for each class of Shares is calculated according to the following formula: where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

P(1 + T)n = ERV

In accordance with SEC guidelines, the yield for each class of Shares of the Fund is computed by dividing the net investment income per Share earned during the period by the maximum offering price per Share on the last day of the period, according to the following formula:

a - b

Yield = 2[( — +1 )6 - 1]

cd

Where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

In accordance with SEC guidelines, the tax-equivalent yield for each class of the Fund is computed by dividing the portion of the yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

FINANCIAL STATEMENTS

The audited financial statements of the Class C Shares of the Income Generation Fund and Class A Shares and Institutional Shares of the World Income Fund for the fiscal year ended October 31, 2013, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the fiscal year ended October 31, 2013, which has been previously sent to shareholders of each Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the SEC. A copy of the Annual Report to Shareholders may be obtained without charge by contacting the Trust.

Class A Shares of the Income Generation Fund and Class C Shares of the World Income Fund commenced operations on January 2, 2014, therefore no financial highlights are presented.

INVESTMENT RATINGS

A.M. BEST

LONG-TERM DEBT RATINGS

Investment Grade

Aaa: Exceptional

aa: Very Strong

a: Strong

bbb: Adequate

Non-Investment Grade

Bb: Speculative

b: Very Speculative

ccc, cc, c: Extremely Speculative

d: In Default

SHORT-TERM DEBT RATINGS

Investment Grade

AMB-1+: Strongest

AMB-1: Outstanding

AMB-2: Satisfactory

AMB-3: Adequate

Non-Investment Grade

AMB-4: Speculative

D: In Default

FITCH

LONG-TERM DEBT RATINGS

Investment grade

AAA: the best quality companies, reliable and stable

AA: quality companies, a bit higher risk than AAA

A: economic situation can affect finance

BBB: medium class companies, which are satisfactory at the moment

Non-investment grade

BB: more prone to changes in the economy

B: financial situation varies noticeably

CCC: currently vulnerable and dependent on favorable economic conditions to meet its commitments

CC: highly vulnerable, very speculative bonds

C: highly vulnerable, perhaps in bankruptcy or in arrears but still continuing to pay out on obligations

D: has defaulted on obligations and Fitch believes that it will generally default on most or all obligations

NR: not publicly rated

SHORT-TERM DEBT RATINGS

Fitch’s short-term ratings indicate the potential level of default within a 12-month period.

F1+ : best quality grade, indicating exceptionally strong capacity of obligor to meet its financial commitment

F1: best quality grade, indicating strong capacity of obligor to meet its financial commitment

F2: good quality grade with satisfactory capacity of obligor to meet its financial commitment

F3: fair quality grade with adequate capacity of obligor to meet its financial commitment but near term adverse conditions could impact the obligor’s commitments

B: of speculative nature and obligor has minimal capacity to meet its commitment and vulnerability to short term adverse changes in financial and economic conditions

C: possibility of default is high and the financial commitment of the obligor are dependent upon sustained, favorable business and economic conditions

D: the obligor is in default as it has failed on its financial commitments.

Fitch also uses intermediate +/- modifiers for each category between AA and CCC (e.g., AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, etc.).

MOODY’S

GLOBAL LONG-TERM RATING SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1: have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2: have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3: have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime: do not fall within any of the Prime rating categories.

US MUNICIPAL SHORT-TERM DEBT OBLIGATION RATINGS

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD AND POORS

AAA: Extremely strong capacity to meet financial commitments. Highest Rating.

AA: Very strong capacity to meet financial commitments.

A: Strong capacity to meet financial commitments, but somewhat susceptible to adverse economic conditions and changes in circumstances.

BBB: Adequate capacity to meet financial commitments, but more subject to adverse economic conditions.

BBB-: Considered lowest investment grade by market participants.

BB+: Considered highest speculative grade by market participants.

BB: Less vulnerable in the near-term but faces major ongoing uncertainties to adverse business, financial and economic conditions.

B: More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

CCC: Currently vulnerable and dependent on favorable business, financial and economic conditions to meet financial commitments.

CC: Currently highly vulnerable.

C: Currently highly vulnerable obligations and other defined circumstances.

D: Payment default on financial commitments.

Note: Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

ADDRESSES

The Huntington Funds

2960 N. Meridian Street

Suite 300

Attn: Huntington Funds Officer

Indianapolis, IN 46208

Distributor

Unified Financial Securities, Inc.

2960 N. Meridian Street

Suite 300

Attn: Huntington Funds Officer

Indianapolis, IN 46208

Investment Advisor

Huntington Asset Advisors, Inc.

41 South High Street

Columbus, OH 43287

Custodian

The Huntington National Bank

41 South High Street

Columbus, OH 43287

Sub-Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

Huntington Asset Services, Inc.

2960 N. Meridian St.

Suite 300

Indianapolis, IN 46208

Independent Registered Public Accounting Firm

Ernst & Young LLP

1100 Huntington Center

41 South High Street

Columbus, OH 43215

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits.

(a)(1)	Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(a)(2)	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(b)(1)	Bylaws of the Registrant dated April 27, 2006 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(c)(1)	Specimen Certificate for Shares of Beneficial Interest of the Registrant dated April 18, 2006, including Certificate of Amendment dated May 17, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(1)	Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Dividend Capture Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Macro 100 Fund and Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(2)	Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Dividend Capture Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Macro 100 Fund and Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(3)	Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund, Short/Intermediate Fixed Income Securities Fund, Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Florida Tax-Free Fund and Intermediate Government Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(4)	Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund, Short/Intermediate Fixed Income Securities Fund, Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Florida Tax-Free Fund and Intermediate Government Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(5)	Investment Advisory Agreement dated September 11, 2007, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(6)	Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(7)	Letter Agreement dated June 23, 2006, to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 28, 2007 (File No. 811-05010).

(d)(8)	Letter Agreement dated February 27, 2007, to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed April 29, 2008 (File No. 811-05010).

(d)(9)	Letter Agreement dated February 27, 2007, to Investment Advisory Agreement dated August 31, 2007, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed April 29, 2008 (File No. 811-05010).

(d)(10)	Letter Agreement dated January 24, 2008, to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed April 29, 2008 (File No. 811-05010).

(d)(11)	Subadvisory Agreement dated June 23, 2006, between the Registrant, Huntington Asset Advisors, Inc. and Laffer Investments, Inc. (terminated) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(12)	Amended and Restated Exhibit 1 to Schedule A to the Investment Advisory Agreement dated June 23, 2006, between Registrant and Huntington Asset Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(d)(13)	Letter Agreement dated October 29, 2008, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Balanced Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2008 (File No. 811-05010).

(d)(14)	Letter Agreement dated January 29, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Balanced Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2008 (File No. 811-05010).

(d)(15)	Amended and restated Exhibit A dated October 21, 2008, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(d)(16)	Amended and restated Schedule A dated May 1, 2008, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(d)(17)	Letter Agreement dated April 27, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Balanced Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(d)(18)	Letter Agreement dated June 15, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(d)(19)	Letter Agreement dated July 29, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Growth Allocation Fund, Balanced Allocation Fund and Conservative Allocation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(d)(20)	Letter Agreement dated December 28, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Global Select markets Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(d)(21)	Amended and restated Schedule A dated December 28, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(d)(22)	Amendment to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(d)(23)	Amendment to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(d)(24)	Investment Subadvisory Agreement dated July 21, 2011, between Huntington Asset Advisors, Inc. and Haberer Registered Investment Advisor, Inc., relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(d)(25)	Amendment to the Investment Advisory Agreement dated May 25, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Income Generation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 filed June 1, 2012 (File No. 811-05010).

(d)(26)	Amendment to the Investment Advisory Agreement dated June 22, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Longer Duration Fixed Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 85 filed July 6, 2012 (File No. 811-05010).

(d)(27)	Amendment to the Investment Advisory Agreement dated August 9, 2012, between the Registrant and Huntington Asset Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 86 filed August 16, 2012 (File No. 811-05010).

(d)(28)	Amendment to the Investment Advisory Agreement dated August 9, 2012, between the Registrant and Huntington Asset Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 86 filed August 16, 2012 (File No. 811-05010).

(d)(29)	Amendment to the Investment Advisory Agreement dated August 19, 2013, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington Retail Funds - Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(d)(30)	Amendment to the Investment Advisory Agreement dated August 19, 2013, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington Retail Funds - Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(d)(31)	Amendment to the Investment Advisory Agreement dated August 19, 2013, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington VA Funds - Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(e)(1)	Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(2)	Amendment to Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(3)	Exhibit A to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(4)	Amended and restated Amendment #1 to Exhibit A to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(e)(5)	Exhibit B to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(6)	Amendment #1 to Exhibit B dated April 30, 2007, to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(e)(7)	Exhibit C to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(8)	Amendment #1 to Exhibit C dated April 30, 2007, to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(e)(9)	Exhibit D to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(10)	Amended and restated Exhibit E dated August 31, 2007, to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(e)(11)	Form of Distribution Agreement dated April 1, 2009, between the Registrant and Unified Financial Securities, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(e)(12)	Distribution Agreement dated April 1, 2009, between the Registrant and Unified Financial Securities, Inc., including Exhibits A and B - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(e)(13)	Amended and Restated Exhibit A dated December 28, 2009 to the Distribution Agreement dated April 1, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(e)(14)	Amendment to the Distribution Agreement dated April 1, 2009, between the Registrant and Unified Financial Securities, Inc., including Exhibit A, relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(e)(15)	Amendment to the Distribution Agreement dated April 1, 2009, between the Registrant and Unified Financial Securities, Inc., including Exhibit A, relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(e)(16)	Amendment to the Distribution Agreement dated May 25, 2012, including Exhibit A, between the Registrant and Unified Financial Securities, Inc., relating to the Huntington Income Generation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 filed June 1, 2012 (File No. 811-05010).

(e)(17)	Amendment to the Distribution Agreement dated June 22, 2012, including Exhibit A, between the Registrant and Unified Financial Securities, Inc., relating to the Huntington Longer Duration Fixed Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 85 filed July 6, 2012 (File No. 811-05010).

(e)(18)	Amended Distribution Agreement dated August 31, 2012, including Exhibits A and B, between the Registrant and Unified Financial Securities, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(e)(19)	Letter Agreement dated November 15, 2012, between the Registrant and Unified Financial Securities, Inc. relating to the U.S. Treasury Money Market Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(e)(20)	Amended Distribution Agreement dated August 19, 2013, including Exhibits A and B, between the Registrant and Unified Financial Securities, Inc. - Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(f)(1)	Employee Lease Agreement dated July 9, 2013 between the Registrant, Huntington Strategy Shares and Huntington Asset Services, Inc. for the services rendered by the Funds’ Chief Compliance Officer - Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(g)(1)	Custodian Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(2)	Schedule A to Custodian Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(3)	Schedule B dated September 11, 2007 as Amended and Restated on August 31, 2007, to the Custodian Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(g)(4)	Amendment to the Custodian Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(5)	Foreign Custody Manager Agreement dated June 23, 2006, between the Registrant and The Bank of New York - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(6)	Form of Exhibit A, Amended and Restated as of August 31, 2007, to Foreign Custody Manager Agreement dated June 23, 2006, between the Registrant and The Bank of New York - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(g)(7)	Schedule I to Foreign Custody Manager Agreement dated June 23, 2006, between the Registrant and The Bank of New York - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(8)	Foreign Custody Agreement dated June 23, 2006, between the Registrant and The Bank of New York - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(9)	Schedule I to Foreign Custody Agreement dated June 23, 2006, between the Registrant and The Bank of New York - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(g)(10)	Form of Schedule II, Amended and Restated as of August 31, 2007, to Foreign Custody Agreement dated June 23, 2006, between the Registrant and The Bank of New York - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(g)(11)	Schedule III to Foreign Custody Agreement dated June 23, 2006, between the Registrant and The Bank of New York - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(12)	Appendix I to Foreign Custody Agreement dated June 23, 2006, between the Registrant and The Bank of New York - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(13)	Sub-Custody Agreement dated June 23, 2006, between the Registrant, The Huntington National Bank and PFPC Trust Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(g)(14)	Custodian Agreement dated June 26, 2006, between the Registrant and State Street Bank and Trust Company including Schedules A, B and C and the Remote Access Services Addendum - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(g)(15)	Schedules A and B to the Custodian Agreement dated October 21, 2008, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(g)(16)	Securities Lending Customer Agreement dated September 19, 2007, between the Registrant and PFPC Trust Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(g)(17)	Form of Global Sub-Custodian Agreement between The Huntington National Bank and Brown Brothers Harriman & Co. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(g)(18)	Custodian Agreement dated May 26, 2009, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(g)(19)	Appendix B, Amended and Restated as of July 29, 2009, to the Custodian Agreement dated May 26, 2009, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(g)(20)	Appendix B, Amended and Restated as of December 28, 2009, to the Custodian Agreement dated May 26, 2009, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(g)(21)	Amendment to the Custodian Agreement dated May 26, 2009, between the Registrant and The Huntington National Bank, relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(g)(22)	Amendment to the Custodian Agreement dated May 26, 2009, between the Registrant and The Huntington National Bank, relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(g)(23)	Amended and Restated Custodian Agreement dated May 26, 2009, as amended August 31, 2012, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(g)(24)	Amendment to Custodian Agreement dated November 8, 2012, between the Registrant and The Huntington National Bank—Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013
(File No. 811-05010).

(g)(25)	Revised Amendment to Custodian Agreement dated November 8, 2012, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(g)(26)	Revised Amendment to Custodian Agreement effective June 1, 2013, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(h)(1)	Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(2)	Amended and Restated Exhibit A to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed October 21, 2008 (File No. 811-05010).

(h)(3)	Exhibit B to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(4)	Exhibit C to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(5)	Exhibit D to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(6)	Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(7)	Amended and Restated Investment Company Exhibit as of August 31, 2007, to Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(8)	Administrative Services Fee Exhibit to Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(9)	First Amendment dated June 29, 2007, to Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(10)	Administrative Services Agreement (Shareholder Services) between the Registrant and The Huntington National Bank dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(11)	Exhibit A to Administrative Services Agreement (Shareholder Services) between the Registrant and The Huntington National Bank dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(12)	Agreement for Sub-Administrative Services dated June 23, 2006, between the Registrant, The Huntington National Bank and Federated Services Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(13)	Amended and Restated Investment Company Exhibit as of August 31, 2007 and dated September 11, 2007, to Agreement for Sub-Administrative Services dated June 23, 2006, between the Registrant, The Huntington National Bank and Federated Services Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(14)	Sub-Administrative Services Fee Exhibit to Agreement for Sub-Administrative Services dated June 23, 2006, between the Registrant, The Huntington National Bank and Federated Services Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(15)	First Amendment dated June 29, 2007 to Sub-Administrative Services Fee Exhibit to Agreement for Sub-Administrative Services dated June 23, 2006, between the Registrant, The Huntington National Bank and Federated Services Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(16)	Financial Administration and Accounting Services Agreement between the Registrant and The Huntington National Bank dated December 1, 2001 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(17)	Amended and Restated Exhibit A as of August 31, 2007 and dated September 22, 2007, to the Financial Administration and Accounting Services Agreement between the Registrant and The Huntington National Bank dated December 1, 2001 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(18)	Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(19)	Amendment #1 to the Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(20)	Amendment #2 to the Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(21)	Amendment #3 to the Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(22)	Fund Participation Agreement between the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(23)	Schedule A dated June 23, 2006 to the Fund Participation Agreement between the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(24)	Form of Amended and Restated Amendment #1 dated August 31, 2007 to Schedule B of the Fund Participation Agreement between the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(25)	Schedule C to the Fund Participation Agreement between the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(26)	Form of Fund Participation Agreement between the Registrant, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Huntington Asset Advisors, Inc. and Edgewood Services, Inc. dated June 23, 2006, including Exhibits A through E - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(27)	Fund Participation Agreement between the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc. and Transamerica Life Insurance Company dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(28)	Fund Participation Agreement between the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc. and Sun Life Assurance Company of Canada (U.S.) dated January 1, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(29)	Registrant’s Shareholder Services Plan dated February 13, 2007 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(30)	Exhibit A dated September 10, 2008, to Registrant’s Shareholder Services Plan dated February 13, 2007 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed October 21, 2008 (File No. 811-05010).

(h)(31)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(32)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(33)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(34)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(35)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(36)	Indemnification Agreement between the Registrant and Trustee of Trust dated December 1, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(37)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(38)	Consultant Agreement between Huntington Asset Advisors, Inc. and Laffer Investments, Inc. dated September 1, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed October 21, 2008 (File No. 811-05010).

(h)(39)	Schedule A to the Fund Participation Agreement between the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc. and Sun Life Assurance Company of Canada (U.S.) dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(40)	Appendix A to Indemnification Agreement between the Registrant and Trustee William H. Zimmer III, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009
(File No. 811-05010).

(h)(41)	Appendix A to Indemnification Agreement between the Registrant and Trustee Thomas Westerfield, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009
(File No. 811-05010).

(h)(42)	Appendix A to Indemnification Agreement between the Registrant and Trustee Mark Shary, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(43)	Appendix A to Indemnification Agreement between the Registrant and Trustee Tadd Seitz, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009
(File No. 811-05010).

(h)(44)	Appendix A to Indemnification Agreement between the Registrant and Trustee B. Randolph Bateman, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009
(File No. 811-05010).

(h)(45)	Appendix A to Indemnification Agreement between the Registrant and Trustee David Schoedinger, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009
(File No. 811-05010).

(h)(46)	Amended and Restated Administrative Services Agreement between the Registrant and The Huntington National Bank dated December 1, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(47)	Form of Mutual Fund Services Agreement, Fund Sub-Administration Services between The Huntington National Bank and Unified Fund Services, Inc., dated April 1, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(48)	Form of Mutual Fund Sales and Services Agreement (Unified Financial Securities, Inc.) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(49)	Amended and Restated Exhibit #2 to Exhibit A of the Administrative Services Agreement (Shareholder Services) between the Registrant and The Huntington National Bank dated May 1, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(50)	Amended and Restated Exhibit A as of October 21, 2008, to the Mutual Fund Services Agreement for Transfer Agency Services between the Registrant and Unified Fund Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(51)	Amendment No. 2 dated November 1, 2008, to the Participation Agreement between the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc. and Transamerica Life Insurance Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(52)	Form of Shareholder Services Agreement of the Registrant (including Amended and Restated Amendment #1 to Exhibit A) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009
(File No. 811-05010).

(h)(53)	Second Amended and Restated Exhibit A to The Huntington Funds Shareholder Services Plan dated September 17, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(54)	Mutual Fund Services Agreement for Sub-Administration Services between The Huntington National Bank and Unified Fund Services, Inc., dated April 1, 2009, including Exhibit A and Exhibit B - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(55)	Amended and Restated Exhibit A dated April 1, 2009, to the Administrative Services Agreement (Shareholder Services) between the Registrant and The Huntington National Bank dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(56)	Amendment dated May 7, 2009, to Amended and Restated Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(57)	Fund Participation Agreement between Nationwide Financial Services, Inc. and Unified Financial Securities, Inc. as distributor of the Funds, dated April 21, 2009, including Exhibits A through D - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(58)	Form of Fund Participation Agreement between the Registrant, Huntington Asset Advisors, Inc., Unified Financial Securities, Inc. and Hartford Life Insurance Company, dated April 1, 2009, including Schedules A through C - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(59)	Amended and Restated Exhibit A as of July 29, 2009, to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(60)	Indemnification Agreement between the Registrant and Trustee Alistair Jessiman dated January 29, 2010 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(61)	Amended and Restated Exhibit A as of December 28, 2009, to the Shareholder Services Plan of The Huntington Funds - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(62)	Amended and Restated Exhibit A as of December 28, 2009, to the Shareholder Services Agreement of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(63)	Exhibit A to the Mutual Fund Services Agreement for Fund Sub-Administration Services dated December 28, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(64)	Amended and Restated Exhibit A as of December 28, 2009, to the Mutual Fund Services Agreement for Transfer Agency Services between Unified Fund Services, Inc. and The Huntington Funds - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(65)	Amended and restated Exhibit A as of December 28, 2009, to the Administrative Services Agreement - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(66)	Amendment to Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Fund Services, Inc., relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(h)(67)	Amendment to Exhibit A of the Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank, relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(h)(68)	Amendment to the Shareholder Services Agreement, regarding the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(h)(69)	Amendment to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Fund Services, Inc., relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(h)(70)	Amendment to Exhibit A of the Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank, relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(h)(71)	Amendment to Shareholder Services Agreement, regarding the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(h)(72)	Amended and Restated Exhibit A as of July 5, 2010, to the Financial Administration and Accounting Services Agreement dated December 1, 2001, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(h)(73)	Expense Limitation Agreement dated May 25, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Income Generation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 filed June 1, 2012 (File No. 811-05010).

(h)(74)	Expense Limitation Agreement dated May 1, 2011, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Balanced Allocation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(75)	Expense Limitation Agreement dated May 1, 2011, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Conservative Allocation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(76)	Expense Limitation Agreement dated May 1, 2011, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Growth Allocation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(77)	Expense Limitation Agreement dated May 1, 2011, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Global Select Markets Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(78)	Expense Limitation Agreement dated May 1, 2011, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Balanced Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(79)	Expense Limitation Agreement dated May 1, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Balanced Allocation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(80)	Expense Limitation Agreement dated May 1, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Conservative Allocation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(81)	Expense Limitation Agreement dated May 1, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Growth Allocation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(82)	Expense Limitation Agreement dated May 1, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Global Select Markets Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(83)	Expense Limitation Agreement dated May 1, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Balanced Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(84)	Amended Expense Limitation Agreement dated August 31, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Income Generation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(85)	Expense Limitation Agreement dated September 28, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Dividend Capture Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(86)	Expense Limitation Agreement dated November 30, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(87)	Expense Limitation Agreement dated February 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington US Treasury Money Market Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(88)	Expense Limitation Agreement dated February 15, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Real Strategies Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(89)	Expense Limitation Agreement dated May 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Balanced Allocation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(90)	Expense Limitation Agreement dated May 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Conservative Allocation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(91)	Expense Limitation Agreement dated May 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Growth Allocation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(92)	Expense Limitation Agreement dated May 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Global Select Markets Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(93)	Expense Limitation Agreement dated May 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Balanced Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(94)	Amended and Restated Administrative Services Agreement dated June 23, 2006, as amended August 31, 2012, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(h)(95)	Amendment to Mutual Fund Services Agreement for Transfer Agency Services dated August 31, 2012, between the Registrant and Huntington Asset Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(h)(96)	Administrative Services Agreement dated December 1, 2012, between the Registrant and Huntington Asset Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013
(File No. 811-05010).

(h)(97)	Expense Limitation Agreement dated April 24, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Growth Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(h)(98)	364-Day Credit Agreement dated January 18, 2013 and Letter Amendment dated December 27, 2012 between Citibank, N.A. and the Registrant - Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013
(File No. 811-05010).

(h)(99)	Amendment No. 4 dated May 1, 2013, to the Participation Agreement between the Registrant, Unified Financial Securities, Inc., Huntington Asset Advisors, Inc., Transamerica Financial Life Insurance Company and Transamerica Life Insurance Company - Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013
(File No. 811-05010).

(h)(100)	Supplement to the Master Securities Loan Agreement dated May 22, 2013 between Morgan Stanley & Co., LLC, MS Securities Services Inc. and the Registrant on behalf of the Funds listed on Schedule 1 - Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(h)(101)	Amendment to Mutual Fund Services Agreement for Transfer Agency Services dated August 19, 2013, between the Registrant and Huntington Asset Services, Inc. - Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(h)(102)	Amendment to Exhibit A dated August 19, 2013 to the Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(h)(103)	Expense Limitation Agreement dated November 22, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Dividend Capture Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(104)	Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(105)	Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Dividend Capture Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(106)	Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Income Generation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(107)	Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Real Strategies Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(108)	Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Situs Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(109)	Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(110)	Expense Limitation Agreement dated February 28, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Income Generation Fund - Filed herewith.

(h)(111)	Expense Limitation Agreement dated February 28, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington World Income Fund - Filed herewith.

(i)(1)	Opinion of Counsel as to legality of shares being offered - Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed April 29, 2005 (File No. 811-05010).

(i)(2)	Opinion of Counsel as to legality of shares being offered, relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 69 filed February 14, 2011 (File No. 811-05010).

(i)(3)	Opinion of Counsel as to legality of shares being offered, relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 71 filed April 15, 2011 (File No. 811-05010).

(i)(4)	Opinion of Counsel as to legality of shares being offered, relating to the Huntington Income Generation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 filed June 1, 2012 (File No. 811-05010).

(i)(5)	Opinion of Counsel as to legality of shares being offered, relating to the Huntington Longer Duration Fixed Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 85 filed July 6, 2012 (File No. 811-05010).

(i)(6)	Opinion of Counsel as to legality of shares being offered, relating to the Huntington Dividend Capture Fund and Huntington Situs Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 94 filed October 15, 2013 (File No. 811-05010).

(i)(7)	Opinion of Counsel as to the legality of shares being offered, relating to the Huntington Income Generation Fund and Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 filed October 15, 2013 (File No. 811-05010).

(j)(1)	Consent of Independent Registered Public Accounting Firm - Filed herewith.

(j)(2)	Consent of Counsel - Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed April 29, 2005 (File No. 811-05010).

(k)	Not applicable.

(l)(1)	Initial Capital Understanding - Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed April 26, 1996 (File No. 811-05010).

(m)(1)	Distribution Plan of the Registrant dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(m)(2)	Exhibit A to the Distribution Plan of the Registrant dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(m)(3)	Amended and Restated Exhibit 1 to Exhibit A to the Distribution Plan of the Registrant dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(m)(4)	Amended and Restated Distribution Plan of the Registrant dated April 1, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(m)(5)	Exhibit A to Amended and Restated Distribution Plan of the Registrant dated April 1, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(m)(6)	Amended and Restated Exhibit A dated December 28, 2009 to the Distribution Plan of the Registrant dated April 1, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(m)(7)	Amendment to the Distribution Plan of the Registrant dated April 1, 2009, regarding the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(m)(8)	Amendment to the Distribution Plan of the Registrant dated April 1, 2009, regarding the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(m)(9)	Amended and Restated Distribution Plan of the Registrant dated August 31, 2012 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(m)(10)	Amended and Restated Distribution Plan of the Registrant dated August 19, 2013 – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(n)(1)	Multiple Class Plan, dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(n)(2)	Exhibit to the Multiple Class Plan, dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(n)(3)	Amended and Restated Exhibit #1 to Registrant’s Multiple Class Plan, dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(n)(4)	Amended and Restated Exhibit #2 to Registrant’s Multiple Class Plan, dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(n)(5)	Amended and Restated Exhibit dated December 28, 2009, to Registrant’s Multiple Class Plan, dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(n)(6)	Amendment to Registrant’s Multiple Class Plan regarding the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(n)(7)	Form of Amendment to Registrant’s Multiple Class Plan regarding the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(n)(8)	Amended Multiple Class Plan of the Registrant dated August 31, 2012 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(o)(1)	Powers of Attorney of Charles Davis, Daniel Benhase, John Shary, Thomas Westerfield, David Schoedinger and William R. Wise - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(o)(2)	Power of Attorney of the Chief Executive Officer and Vice President of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(o)(3)	Power of Attorney of the President of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(o)(4)	Power of Attorney of the Treasurer of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(o)(5)	Power of Attorney of the Trustee of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(o)(6)	Power of Attorney of the Trustee of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(o)(7)	Power of Attorney of the Trustee of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(o)(8)	Power of Attorney of the Assistant Secretary of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed October 21, 2008 (File No. 811-05010).

(o)(9)	Power of Attorney of Anthony J. Ghoston, Chief Executive Officer of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(o)(10)	Power of Attorney of Eric McKenzie, Vice President of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(o)(11)	Power of Attorney of Secretary of Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(o)(12)	Power of Attorney of Trustee of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed February 24, 2010 (File No. 811-05010).

(o)(13)	Power of Attorney of R. Jeffrey Young, Principal Executive Officer of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed February 24, 2010 (File No. 811-05010).

(o)(14)	Power of Attorney of Matthew Miller, Vice President of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed February 24, 2010 (File No. 811-05010).

(o)(15)	Power of Attorney of Joel Engle, Treasurer of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed February 24, 2010 (File No. 811-05010).

(o)(16)	Power of Attorney of Secretary of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(o)(17)	Power of Attorney of the Trustees of the Registrant dated August 9, 2012 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 86 filed August 16, 2012 (File No. 811-05010).

(p)(1)	Code of Ethics of Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(p)(2)	Code of Ethics of The Huntington Funds, dated May 4, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(p)(3)	Code of Ethics of Federated Investors, Inc., dated January 1, 2005, revised January 26, 2005 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(p)(4)	Code of Ethics of Laffer Investments, Inc., amended May 4, 2006 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(p)(5)	Code of Ethics of Huntington Asset Advisors, Inc., dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(p)(6)	Code of Ethics of Unified Fund Services, Inc. and Unified Financial Securities, Inc., dated February 4, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(p)(7)	Code of Ethics of The Huntington Funds, dated September 30, 2013 - Filed herewith.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant’s Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 31.	Business and Other Connections of the Investment Adviser.

Huntington Asset Advisors, Inc., (“Huntington”) serves as the investment adviser to the Registrant. Huntington is a wholly owned subsidiary of Huntington Bancshares Incorporated (“HBI”). Huntington conducts a variety of trust activities. To the knowledge of the Registrant, none of the directors or executive officers of Huntington, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and executive officers also hold various positions with and engage business for HBI.

The Officers of the Investment Adviser are:

President/Chief Investment Officer:	B. Randolph Bateman
Vice President and Chief Operations Officer:	Jeffrey Beck
Treasurer and Chief Financial Officer:	David Castor

The Officers of HBI are:

Senior Vice Presidents:	Kirk Mentzer
Christopher M. Rowane
Craig J. Hardy
Peter Sorrentino
William G. Doughty
Paul Attwood

Vice Presidents:	Paul C. Koscik
Gustave Seasongood
Kathy Stylarek
Brian Salerno
Pik Ling Martina Cheung
Randy Hare
Robert G. Hendon II
Ronald Weiner

Director of Economics:	George Mokrzan

Assistant Vice President:	Kristi Abbey

ITEM 32.	Principal Underwriters.

(a) Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Appleton Funds, Bruce Fund, HC Capital Trust, Unified Series Trust, and Valued Advisers Trust.

(b)	The directors and officers of Unified Financial Securities, Inc. are as follows:

(1) Name and Principal Business Address	(2) Positions and Offices with Distributor	(3) Positions and Offices With Registrant
Joseph L. Rezabek**	Director	None
Paula Jurcenko**	President	None
John C. Swhear***	Chief Compliance Officer	None
Edward J. Kane*	Vice President	None
A. Dawn Story*	Vice President	None
Varanont Ruchira***	Vice President	None
Karyn E. Cunningham***	Treasurer / Controller	None
Richard A. Cheap*	Secretary	None
Larry D. Case*	Assistant Secretary	None

*	The principal business address of these individuals is 41 S. High St., Columbus, OH 43215.
**	The principal business address of these individuals is 37 West Broad Street, Columbus, OH 43215.
***	The principal business address of these individuals is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

(c)	Not applicable

ITEM 33.	Location Of Accounts And Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	41 South High Street Columbus, OH 43287 (Notices should be sent to the Agent for Service at the address above)

Unified Financial Securities, Inc. (“Distributor”)	P.O. Box 6110 Indianapolis, IN 46206-6110

Huntington Asset Advisors, Inc. (“Advisor”)	41 South High Street Columbus, OH 43287

The Huntington National Bank (“Custodian”)	41 South High Street Columbus, OH 43287

Huntington Asset Services, Inc. (“Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent”)	2960 N. Meridian Street Suite 300 Indianapolis, IN 46208

ITEM 34.	Management Services.

Not Applicable.

ITEM 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (File No. 33-11905) and the Investment Company Act of 1940 (File No. 811-5010), the Registrant, THE HUNTINGTON FUNDS, has duly caused this Post-Effective Amendment No. 100 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and State of Indiana, on the 27th day of February, 2014.

THE HUNTINGTON FUNDS

By:	/s/ Jay S. Fitton
Jay S. Fitton, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 100 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated:

*By:	/s/ Jay S. Fitton	February 27, 2014 Date
Jay S. Fitton, Attorney in Fact for the Persons Listed Below

/s/ Joseph L. Rezabek Joseph L. Rezabek, President	February 27, 2014 Date

/s/ R. Jeffrey Young R. Jeffrey Young, Principal Executive Officer	February 27, 2014 Date

/s/ Bryan W. Ashmus Bryan W. Ashmus, Treasurer and Principal Financial Officer	February 27, 2014 Date

* David S. Schoedinger, Trustee	February 27, 2014 Date

* Thomas J. Westerfield, Trustee	February 27, 2014 Date

* Mark D. Shary, Trustee	February 27, 2014 Date

* William H. Zimmer, Trustee	February 27, 2014 Date

* Eddie R. Munson, Trustee	February 27, 2014

*	By Power of Attorney

INDEX TO EXHIBITS

(FOR REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE

INVESTMENT COMPANY ACT OF 1940)

EXHIBIT NO. UNDER PART C OF FORM N-1A	NAME OF EXHIBIT

(h)(110)	Expense Limitation Agreement dated February 28, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Income Generation Fund

(h)(111)	Expense Limitation Agreement dated February 28, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington World Income Fund

(j)(1)	Consent of Independent Registered Public Accounting Firm.

(p)(7)	Code of Ethics of The Huntington Funds dated September 30, 2013.